LIPPER HIGH INCOME BOND FUND
                            The Lipper Funds, Inc.
                          101 Park Avenue, 6th Floor
                         New York, New York 10178-0694
                                 800-547-7379
                                      and
                     NEUBERGER BERMAN HIGH YIELD BOND FUND
                         Neuberger Berman Income Funds
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180
                                 800-877-9700

June 26, 2002

Dear Shareholder,

     The attached Prospectus/Proxy Statement discusses two separate Proposals, one to be voted on by the shareholders of Lipper High Income Bond Fund ("Lipper Fund") and one to be voted on by the shareholders of Neuberger Berman High Yield Bond Fund ("Neuberger Fund" and, together with the Lipper Fund, each a "Fund"). Lipper Fund shareholders are being asked to approve an agreement and plan of conversion and termination under which Lipper Fund would be converted into Neuberger Berman High Income Bond Fund ("Acquiring Fund"), a newly created series of Neuberger Berman Income Funds, a Delaware business trust ("Trust"). Neuberger Fund shareholders are being asked to approve a plan of reorganization and termination under which Neuberger Fund would be subsumed into this same Acquiring Fund.

     As a shareholder of Lipper Fund or Neuberger Fund, you are asked to review the Prospectus/Proxy Statement and to cast your vote on a Proposal to reorganize your Fund into Acquiring Fund. The Board of Directors of The Lipper Funds, Inc., a Maryland corporation, on behalf of Lipper Fund and the Board of Trustees of the Trust on behalf of Neuberger Fund and Acquiring Fund unanimously recommend that the shareholders of their respective Fund vote "FOR" the reorganization of their respective Fund.

    If approved by shareholders, this is how each reorganization will work:

    o   Your Fund will transfer its assets to Acquiring Fund.

    o In return, Acquiring Fund will issue new shares to your Fund, which then will be distributed to you in an amount equal to the value of your Fund shares. You will receive Investor Class shares of Acquiring Fund. Although the number of shares you hold may change, the total value of your investment will not change in the exchange of shares. Acquiring Fund will also assume any outstanding liabilities of your Fund at the time of the reorganization.

    o You will not incur any sales loads or similar transaction costs as a result of the reorganization.

     The Lipper Fund reorganization is not contingent on the Neuberger Fund reorganization taking place; however, the Lipper Fund reorganization is contingent on the closing of the transactions contemplated by an asset purchase agreement among Lipper & Company, L.L.C., Lipper & Company, L.P. and certain of their affiliates (collectively, "Lipper & Company") and Neuberger Berman Inc. pursuant to which, among other things, Lipper & Company agreed to exit the business of providing investment management and advisory services for investment vehicles and managed accounts investing primarily in high-yield debt securities. The Neuberger Fund reorganization will not take place if the Lipper Fund reorganization is not approved and consummated first.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help us save time and postage costs by voting by telephone, on the Internet or in person. Any proposal submitted to a vote at a Fund's meeting by anyone other than the officers or directors/trustees of that Fund may be voted only in person or by written proxy.


Very truly yours,

/s/ Peter Sundman                      /s/ Kenneth Lipper

Peter Sundman                          Kenneth Lipper
President                              Chairman of the Board,
Neuberger Berman Management Inc.       Chief Executive Officer, President
                                       The Lipper Funds, Inc.

                      NEUBERGER BERMAN HIGH YIELD BOND FUND
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                                  800-877-9700

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held On August 7, 2002

     A Special Meeting ("Meeting") of shareholders of Neuberger Berman High Yield Bond Fund ("Neuberger Fund"), a series of Neuberger Berman Income Funds ("Trust"), will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on August 7, 2002, at 10:00 a.m. Eastern time, and any adjournments thereof to consider and act upon a Plan of Reorganization and Termination ("Plan"), providing for the acquisition by Neuberger Berman High Income Bond Fund ("Acquiring Fund"), a newly created series of the Trust, of all the assets of Neuberger Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Neuberger Fund. The Plan also provides for distribution of those shares of Acquiring Fund to shareholders of Neuberger Fund in liquidation and subsequent termination of Neuberger Fund. A vote in favor of the Plan is a vote in favor of the reorganization of Neuberger Fund into Acquiring Fund.

     The Proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Neuberger Fund at the close of business on June 10, 2002 ("Record Date"). If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Trust may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all shareholders of record at the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the Meeting, please contact us at 800-877-9700.

                                 By order of the Board of Trustees,

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon
                                 Secretary
                                 Neuberger Berman Income Funds

                        YOUR VOTE IS IMPORTANT NO MATTER
                             HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE, ON THE INTERNET OR IN PERSON. To vote by telephone, please call the toll free number listed on the enclosed proxy card. To vote on the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted on the Internet or by telephone. To vote in this manner, you will need the "control" number that appears on your proxy card. Any proposal submitted to a vote at the meeting by anyone other than the Trustees of the Neuberger Berman Income Funds may be voted only in person or by written proxy. If we do not receive your completed proxy card by July 8, 2002, you may be contacted by Georgeson Shareholder Communications Corp. and Management Information Services Corp.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

                          LIPPER HIGH INCOME BOND FUND
                             The Lipper Funds, Inc.
                           101 Park Avenue, 6th Floor
                          New York, New York 10178-0694
                                  800-547-7379

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held On August 7, 2002

     A Special Meeting ("Meeting") of shareholders of Lipper High Income Bond Fund ("Lipper Fund"), a series of The Lipper Funds, Inc., will be held at the offices of Lipper & Company, L.L.C. at 101 Park Avenue, 6th Floor, New York, New York 10178-0694 on August 7, 2002, at 10:00 a.m. Eastern time, and any adjournments thereof to consider and act upon an Agreement and Plan of Conversion and Termination ("Plan"), providing for the acquisition by Neuberger Berman High Income Bond Fund ("Acquiring Fund"), a newly created series of Neuberger Berman Income Funds, of all the assets of Lipper Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Lipper Fund. The Plan also provides for distribution of those shares of Acquiring Fund to shareholders of Lipper Fund in liquidation and subsequent termination of Lipper Fund. A vote in favor of the Plan is a vote in favor of the conversion of Lipper Fund into Acquiring Fund.

     The Proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Lipper Fund at the close of business on June 10, 2002 ("Record Date"). If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of The Lipper Funds, Inc. may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all shareholders of record at the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the Meeting, please contact us at 800-547-7379.

                                 By order of the Board of Directors,

                                 /s/ Abraham Biderman

                                 Abraham Biderman
                                 Executive Vice President, Secretary
                                 Treasurer, Director
                                 The Lipper Funds, Inc.

                       YOUR VOTE IS IMPORTANT NO MATTER
                            HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE, ON THE INTERNET OR IN PERSON. To vote by telephone, please call the toll free number listed on the enclosed proxy card. To vote on the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted on the Internet or by telephone. To vote in this manner, you will need the "control" number that appears on your proxy card. Any proposal submitted to a vote at the meeting by anyone other than the officers or Directors of The Lipper Funds, Inc. may be voted only in person or by written proxy. If we do not receive your completed proxy card by July 8, 2002, you may be contacted by Georgeson Shareholder Communications Corp. and Management Information Services Corp.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

                           PROSPECTUS/PROXY STATEMENT


                               Dated June 19, 2002


                           For the Reorganizations of


                          LIPPER HIGH INCOME BOND FUND
          (a series of The Lipper Funds, Inc., a Maryland corporation)
                           101 Park Avenue, 6th Floor
                          New York, New York 10178-0694
                             Telephone 800-547-7379


                                       and


                      NEUBERGER BERMAN HIGH YIELD BOND FUND
     (a series of Neuberger Berman Income Funds, a Delaware business trust)


                                      into:


                     NEUBERGER BERMAN HIGH INCOME BOND FUND
            (a newly created series of Neuberger Berman Income Funds,
                           a Delaware business trust)
                                605 Third Avenue
                          New York, New York 10158-0180
                             Telephone 800-877-9700

     This Prospectus/Proxy Statement, which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and one or more Proxy Cards, is for the Special Meeting of shareholders of Lipper High Income Bond Fund ("Lipper Fund") to be held at the offices of Lipper & Company, L.L.C., 101 Park Avenue, 6th Floor, New York, New York 10178-0694 on August 7, 2002 at 10:00 a.m. Eastern time and any adjournments thereof and the Special Meeting of shareholders of Neuberger Berman High Yield Bond Fund ("Neuberger Fund") to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on August 7, 2002, at 10:00 a.m. Eastern time and any adjournments thereof (each a "Meeting"). At each Fund's Meeting, shareholders of that Fund will be asked to consider and approve a proposed Agreement and Plan of Conversion and Termination (for Lipper Fund) or Plan of Reorganization and Termination (for Neuberger Fund) (each a "Plan"). Each Plan provides for the conversion or reorganization of Lipper Fund or Neuberger Fund, respectively, into Neuberger Berman High Income Bond Fund ("Acquiring Fund") and the transactions contemplated thereby (each a "Transaction" and together "Transactions"), including (a) the transfer of all of Lipper Fund's assets or Neuberger Fund's assets in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all liabilities of Lipper Fund or Neuberger Fund, and (b) the dissolution of Lipper Fund or Neuberger Fund. A form of each Plan is attached as Appendix A.

     Each of Lipper Fund, Neuberger Fund and Acquiring Fund is a series of an open-end management investment company. In approving the Transaction, the Board of Directors ("Lipper Board") of The Lipper Funds, Inc. ("Corporation") and the Board of Trustees ("Neuberger Board") of Neuberger Berman Income Funds ("Trust") considered, among other things, (1) that Acquiring Fund is a newly created series with investment objectives and principal investment strategies substantially identical to those of Lipper Fund and substantially similar to those of Neuberger Fund and (2) that the Transactions would be tax-free. In addition, the Neuberger Board considered that the interests of Neuberger Fund shareholders and Acquiring Fund shareholders would not be diluted as a result of the Transaction.

     This Prospectus/Proxy Statement constitutes the proxy statement of Lipper Fund and Neuberger Fund for each Meeting and the prospectus for the shares of Acquiring Fund that are currently being registered with the Securities and Exchange Commission ("SEC") and are to be issued by Acquiring Fund in connection with the Transactions.

     If approved by shareholders, the Lipper Fund Transaction will be effected by the transfer of all of Lipper Fund's assets in exchange for Investor Class shares of Acquiring Fund and Acquiring Fund's assumption of all of Lipper Fund's liabilities. The Neuberger Fund Transaction will be effected by the transfer of all of Neuberger Fund's assets in exchange for Investor Class shares of Acquiring Fund and Acquiring Fund's assumption of all of Neuberger Fund's liabilities. On the day of each Transaction, each Lipper Fund and Neuberger Fund shareholder will receive shares of Acquiring Fund with the same aggregate net asset value as that shareholder's Lipper Fund or Neuberger Fund shares. As soon as reasonably practical after each Transaction is effected, Lipper Fund and Neuberger Fund will be dissolved.

     This Prospectus/Proxy Statement concisely sets forth certain information about Acquiring Fund that a Lipper Fund and Neuberger Fund shareholder should know before voting on a Transaction and should be retained for future reference. A Statement of Additional Information ("SAI"), dated June 20, 2002, relating to this Prospectus/Proxy Statement has been filed with the SEC and is hereby incorporated by reference into (is legally a part of) this Prospectus/Proxy Statement. A copy of the SAI may be obtained without charge by contacting Acquiring Fund in writing at 605 Third Avenue, Second Floor, New York, New York 10158-0180 or by calling 800-877-9700.

     This Prospectus/Proxy Statement was first mailed to shareholders on or about June 24, 2002.

     SHARES OF LIPPER FUND, NEUBERGER FUND AND ACQUIRING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIPPER FUND, NEUBERGER FUND OR ACQUIRING FUND.

LIPPER FUND SHAREHOLDERS: SEE PROPOSAL 1 ON PAGE 12 AND INFORMATION RELATING TO VOTING MATTERS FOR LIPPER FUND AND NEUBERGER FUND ON PAGE 48.

NEUBERGER FUND SHAREHOLDERS: SEE PROPOSAL 2 ON PAGE 34 AND INFORMATION RELATING TO VOTING MATTERS FOR LIPPER FUND AND NEUBERGER FUND ON PAGE 48.

                               TABLE OF CONTENTS

PROPOSAL 1 -- TO BE VOTED ON BY LIPPER FUND
  SHAREHOLDERS ONLY ..................................................   12
    About the Proposed Transaction ...................................   12
    Board Considerations .............................................   13
    Events Preceding the Transaction .................................   14
    Reasons for the Transaction ......................................   14
  OVERVIEW OF LIPPER FUND AND ACQUIRING FUND .........................   15
    Investment Objectives, Strategies, Policies and Principal Risks of
      Lipper Fund and Acquiring Fund .................................   15
    Goal and Strategy ................................................   15
    Main Risks .......................................................   17
    Other Risks ......................................................   17
    Performance Information ..........................................   18
    Average Annual Total % Returns ...................................   19
    Comparative Fee Table ............................................   20
    Expense Example ..................................................   21
    Management and Arrangements with Service Providers ...............   21
    Purchases ........................................................   22
    Exchanges ........................................................   23
    Transfer of Registration .........................................   23
    Dividends and Other Distributions ................................   23
    Redemption Procedures ............................................   24
    Shareholder Rights ...............................................   24
  FINANCIAL HIGHLIGHTS ...............................................   26
  INFORMATION RELATING TO PROPOSAL 1 .................................   26
    Description of the Agreement and Plan of Conversion and
      Termination ....................................................   26
    Board Considerations .............................................   30
    Capitalization ...................................................   32
    Federal Income Tax Consequences ..................................   32
PROPOSAL 2 -- TO BE VOTED ON BY NEUBERGER FUND
  SHAREHOLDERS ONLY ..................................................   34
  SUMMARY ............................................................   34
    About the Proposed Transaction ...................................   34
    Board Considerations .............................................   35
    Events Preceding the Transaction .................................   35
    Reasons for the Transaction ......................................   36
    Federal Income Tax Consequences ..................................   36
  OVERVIEW OF NEUBERGER FUND AND ACQUIRING FUND                          36
    Investment Objectives, Strategies, Policies and Principal Risks of
      Neuberger Fund and Acquiring Fund ..............................   36

    Comparison of Principal Risk Factors ..............................   38
    Performance Information ...........................................   38
    Comparative Fee Tables ............................................   38
    Expense Example ...................................................   39
    Purchases, Redemptions and Exchanges ..............................   39
    Dividends and Other Distributions .................................   40
    Management and Arrangements with Service Providers ................   40
    Shareholder Rights ................................................   40
  FINANCIAL HIGHLIGHTS ................................................   40
  INFORMATION RELATING TO PROPOSAL 2 ..................................   41
    Description of the Plan of Reorganization and Termination .........   41
    Board Considerations ..............................................   44
    Capitalization ....................................................   46
    Federal Income Tax Consequences ...................................   46
  FOR PROPOSALS 1 AND 2
  INFORMATION RELATING TO VOTING MATTERS FOR
    LIPPER FUND AND NEUBERGER FUND ....................................   48
    Shareholder Approval ..............................................   49
    Quorum; Adjournment ...............................................   52
    Description of the Securities to be Issued ........................   52
  ADDITIONAL INFORMATION ABOUT LIPPER FUND,
    NEUBERGER FUND AND ACQUIRING FUND .................................   52
  LEGAL MATTERS .......................................................   53
  EXPERTS .............................................................   54
  OTHER BUSINESS ......................................................   54
  SHAREHOLDER INQUIRIES ...............................................   54
Appendix A-1 Form Of Agreement And Plan Of Conversion And
  Termination .........................................................    A-1
Appendix A-2 Form Of Plan Of Reorganization And Termination ...........    A-2
Appendix B Information Relating To Buying And Selling Shares Of
  Acquiring Fund's Investor Class Shares ..............................    B-1
Appendix C Financial Highlights For Lipper Fund .......................    C-1
Appendix D Capitalization Tables ......................................    D-1

                   PROPOSAL 1--TO BE VOTED ON BY LIPPER FUND
                               SHAREHOLDERS ONLY

     TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") UNDER WHICH ACQUIRING FUND WOULD ACQUIRE ALL OF LIPPER FUND'S ASSETS IN EXCHANGE SOLELY FOR SHARES OF ACQUIRING FUND AND THE ASSUMPTION BY ACQUIRING FUND OF ALL OF LIPPER FUND'S LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF LIPPER FUND AND THE DISSOLUTION OF LIPPER FUND.

                                    SUMMARY

     The following is a summary of certain information relating to the proposed Transaction and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the Appendices attached.

ABOUT THE PROPOSED TRANSACTION

     The Lipper Board and the Neuberger Board, including in each case all of the independent Directors/Trustees in attendance (except for one member of the Neuberger Board who recused himself)--i.e., those who are not "interested persons" of Corporation or Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")--propose that Lipper Fund be converted into Acquiring Fund, and that each Lipper Fund shareholder become a shareholder of Acquiring Fund.

    The Transaction will have three steps:

    o First, if Lipper Fund shareholders approve the Conversion Plan, Lipper Fund will transfer all of its assets to Acquiring Fund. In exchange, Lipper Fund will receive Investor Class shares of Acquiring Fund with an aggregate net asset value equal to the value of the assets Lipper Fund is transferring (net of Lipper Fund's liabilities) calculated as of the close of business on the date of the Transaction, and Acquiring Fund will assume all of Lipper Fund's liabilities.

    o Second, Acquiring Fund, through its transfer agent, will open an account for each Retail Class or Premier Class shareholder of Lipper Fund and will credit each such account with Investor Class shares of Acquiring Fund having the same aggregate net asset value as the Lipper Fund shares that the shareholder owned on the date of the Transaction.

    o   Third, Lipper Fund will dissolve.

     Approval of the Conversion Plan will constitute approval of the transfer of assets, the assumption of liabilities, the receipt of Acquiring Fund shares for

Lipper Fund shares, the distribution of Acquiring Fund shares and the dissolution of Lipper Fund. A vote in favor of the Conversion Plan will also, in effect, reflect your acknowledgement of the investment advisory arrangement for Acquiring Fund.

     Neither Lipper Fund nor Acquiring Fund will impose a sales charge or fee of any kind on Lipper Fund shareholders in connection with the Transaction. The Lipper Board may cause the Transaction not to proceed if the Lipper Board believes that proceeding with the Plan is not in the interests of Lipper Fund and its shareholders.

     Although the number of shares may differ, the new shares you receive will have the same total value as your Lipper Fund shares as of the close of business on the day of the Transaction.

     Upon the consummation of the Transaction and transfer of the management of certain other funds and investment accounts managed by Lipper & Company, L.L.C. ("Lipper L.L.C."), Lipper & Company, L.P. ("Lipper L.P.") and certain of their affiliates (together with Lipper L.L.C. and Lipper L.P., collectively, "Lipper & Company") to affiliates of Neuberger Berman Management Inc., the investment adviser of Neuberger Berman Income Funds ("NB Management"), and upon the satisfaction of certain other conditions, Neuberger Berman Inc., parent of NB Management, has agreed to make payments to Lipper & Company based on the estimated earnings from Lipper Fund and the other transferred funds and investment accounts immediately preceding the closing date of the Transactions ("Closing Date"). Neuberger Berman Inc. may also be required to make scheduled future payments to Lipper & Company at the second and third anniversaries of the closing calculated on Neuberger Berman Inc.'s revenues from the transferred funds and investment accounts. Because of these payments, which may be substantial, Lipper & Company, and certain of its principals, including Kenneth Lipper (Chief Executive Officer, President and Chairman of the Board of The Lipper Funds, Inc.) and Daniella Lipper Coules, have a material financial interest in the approval of the Transaction involving Lipper Fund. The Transaction will not be consummated if the transactions contemplated by the asset purchase agreement among Lipper & Company and Neuberger Berman Inc. ("Asset Purchase Agreement") are not consummated concurrently.

BOARD CONSIDERATIONS

     Based on their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Lipper Board and the Neuberger Board have determined that the Transaction is in the best interests of shareholders of Lipper Fund and the best interests of Acquiring Fund, respectively. See "Information Relating to Proposal 1--Board Considerations." Accordingly, the Lipper Board has submitted the Conversion Plan for the approval of Lipper Fund's shareholders.

EVENTS PRECEDING THE TRANSACTION

     Lipper L.L.C., the investment adviser of Lipper Fund, is an affiliate of Lipper L.P., which serves as Lipper Fund's distributor. Lipper L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company serves as the general partner and/or investment adviser to U.S. and non-U.S. funds and investment accounts and as investment adviser to other series of Corporation.

     On March 26, 2002, the general partners of Lipper & Company's private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The SEC is conducting an investigation of those partnerships, as well as Lipper L.P. and certain of its affiliates. One limited partner has filed a notice of intent to arbitrate against one of those partnerships, and it is possible that additional arbitrations or litigation against one or more of these entities and certain individuals could result.

     On April 24, 2002, Corporation announced that it was closing Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series and, subject to shareholder approval and certain other conditions, would seek to have Lipper Fund reorganized into a new series of the Trust.

REASONS FOR THE TRANSACTION

     The primary reason for this proposed Transaction is to provide for the ongoing management of Lipper Fund, following the determination of that Fund's investment adviser, Lipper L.L.C., and distributor, Lipper L.P., and certain of their affiliates to exit the business of providing investment management and advisory services for investment vehicles and managed accounts investing primarily in high-yield debt securities. In approving the Transaction, the Lipper Board considered, among other things, (a) the fact that Lipper & Company determined that they would exit the business of providing investment management and advisory services for investment vehicles and managed accounts investing primarily in high-yield debt securities; (b) the fact that the newly organized Acquiring Fund would have investment objectives and principal investment strategies substantially identical to those of Lipper Fund; (c) the fact that Wayne Plewniak has agreed to become the Senior Portfolio Manager, and each of Daniella Lipper Coules and Robert S. Franklin has agreed to become a Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group overseeing Acquiring Fund upon completion of the Transaction; (d) the fact that the newly organized Acquiring Fund would have shareholder fees and expenses substantially identical to, and in the case of Lipper Fund Retail Class lower than, those of Lipper Fund; (e) the status of the Transaction as a tax-free transaction; (f) the exchange of Lipper Fund shares for Acquiring Fund shares will be at net asset value, and the sharing of the costs of the Transactions between Lipper

L.L.C. and NB Management, and the result that the Transaction would therefore not dilute the shareholders of Lipper Fund; (g) the fact that pursuant to the Asset Purchase Agreement, Lipper L.L.C. and Neuberger Berman Inc. have undertaken to use their reasonable best efforts to cause Trust to comply with
Section 15(f) of the 1940 Act in connection with the Transaction. Compliance with section 15(f) requires that for a period of three years after the closing at least 75% of the Trustees of Acquiring Fund will be non-interested persons of Lipper L.L.C. and NB Management and that there is not imposed an unfair burden on Acquiring Fund as a result of the Transaction; (h) the fact that utilization by Acquiring Fund of pre-Transaction capital losses realized by Lipper Fund could be subject to limitation in future years; and (i) the reputation, capabilities and financial resources of NB Management, which would serve as investment adviser, administrator and distributor to Acquiring Fund, and its ability to provide services of the same nature and at least the same quality as Lipper & Company.

FEDERAL INCOME TAX CONSEQUENCES

     Corporation and Trust will receive an opinion of Kirkpatrick & Lockhart LLP, Trust's counsel, substantially to the effect that Lipper Fund's transfer of its assets to Acquiring Fund in exchange solely for the latter's Investor Class shares and its assumption of Lipper Fund's liabilities, followed by Lipper Fund's distribution of those shares pro rata to its shareholders in exchange for their Lipper Fund shares, will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a direct result of the Transaction. See "Information Relating to Proposal 1--Federal Income Tax Consequences" for more information regarding the federal income tax consequences of the Transaction.

                   OVERVIEW OF LIPPER FUND AND ACQUIRING FUND

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND PRINCIPAL RISKS OF LIPPER FUND AND ACQUIRING FUND

     Since Acquiring Fund has been created as a shell series of Neuberger Berman Income Funds solely for the purpose of the Transactions, it has investment objectives and policies and principal investment strategies that are substantially identical to those of Lipper Fund. The description below describes how Acquiring Fund will be managed, which is substantially identical to how Lipper Fund is currently managed.

GOAL AND STRATEGY

     The primary investment objective of Acquiring Fund is high total returns consistent with capital preservation.

     To pursue this goal, Acquiring Fund normally will invest primarily in a diversified portfolio of U.S. intermediate-term high yield corporate bonds (sometimes known as junk bonds) with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. ("Moody's") or "BBB+" to "B--" by Standard & Poor's ("S&P"), or bonds deemed by NB Management to be of comparable quality. These bonds are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or comply with the other terms of the contract over a period of time.

     Acquiring Fund will focus on high yield bonds with a target yield of 300-500 basis points above the U.S. Treasury security of corresponding maturity, and seeks to maintain an average credit quality of "Ba3" by Moody's or "BB--" by S&P by concentrating on the middle to high end of the non-investment-grade spectrum. Acquiring Fund will invest its assets in a broad range of issuers and industries. Acquiring Fund's portfolio normally expects to have an assumed dollar-weighted average maturity between five and seven years. Acquiring Fund will manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate- term maturities. Depending on market and issuer-specific conditions, Acquiring Fund will generally sell any bonds that fall below "B3" by Moody's or "B--" by S&P within a reasonable period of time.

     Acquiring Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in U.S. intermediate-term, high yield bonds of the credit quality in which Acquiring Fund will invest.

     "High yield bonds" are fixed income securities rated below investment grade that typically offer investors higher yield than other fixed income securities. The higher yields are justified by the weaker credit profile of high yield issuers as compared to investment grade issuers. High yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

     Acquiring Fund normally invests at least 80% of the sum of its net assets plus any borrowing for investment purposes in bonds and other debt securities. It will not alter this policy without providing shareholders at least 60 days' advance notice.

     Debt securities differ in their interest rates and maturities, among other factors. NB Management's expectations as to future changes in interest rates will influence the maturity of the debt securities comprising Acquiring Fund's portfolio. For example, if NB Management expects interest rates to rise, it may invest more heavily in bonds with shorter maturities, with the intention of benefiting Acquiring Fund from purchases of longer-term bonds after rates have risen. Conversely, if NB Management expects interest rates to fall, it may invest more heavily in bonds with longer maturities, with the intention of taking advantage of the high rates then available. Under normal market conditions, NB Management anticipates that Acquiring Fund's portfolio will have an assumed dollar-weighted average maturity between five and seven years. By maintaining such a maturity, over the course of a year NB Management can reinvest approximately 20% of Acquiring Fund's capital at current rates, minimizing potential volatility in a changing interest rate environment.

MAIN RISKS

    The value of Acquiring Fund's shares will fluctuate in response to:

    o changes in interest rates; generally when interest rates decline, the value of Acquiring Fund's investments will rise; conversely, when interest rates rise, the value of Acquiring Fund's investments will decline; as a general matter, the longer the maturity of the portfolio, the greater is the effect of interest rate change;

    o changes in the actual and perceived creditworthiness of the issuers of Acquiring Fund's investments;

    o   social, economic or political factors;

    o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

    o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

     Acquiring Fund will invest in bonds rated below investment grade. High yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, Acquiring Fund may engage in active and frequent trading to achieve Acquiring Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

OTHER RISKS

     Acquiring Fund may use certain practices and securities involving additional risks.

     The use of certain derivatives to hedge interest rate risk could affect Acquiring Fund's performance if the derivatives do not perform as expected.

     Foreign securities could add to the ups and downs in Acquiring Fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

     When Acquiring Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high quality short-term debt instruments. This could help Acquiring Fund avoid losses but may mean lost opportunities.

PERFORMANCE INFORMATION

     The performance information presented below is that of Lipper Fund Premier Class. As a new fund, Acquiring Fund has no assets and no operations. Accordingly, it has no performance history to report. Acquiring Fund will adopt the performance history of Lipper Fund's Premier Class if, and when, the Transaction has been approved by Lipper Fund shareholders and the assets of Lipper Fund have been transferred to Acquiring Fund.

     The charts below provide an indication of the risks of investing in shares of Lipper Fund. The bar chart shows how performance has varied from year to year. This information is based on past performance; it is not a prediction of future results. Returns in certain periods shown would have been less if Lipper L.L.C. had not reimbursed certain expenses of Lipper Fund.

                  YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

                                   [BAR CHART]

 1993     1994     1995     1996     1997     1998     1999     2000     2001
 ----     ----     ----     ----     ----     ----     ----     ----     ----
14.29%    0.47%   14.42%   11.01%   11.22%    3.61%    4.20%    4.81%    9.27%

* Reflects performance of Lipper Premier Class Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier Class Shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper Fund is subject to certain restrictions under the 1940 Act and the Code to which its predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.

AVERAGE ANNUAL TOTAL % RETURNS

     The following table provides some indication of the risks of investing in Lipper Fund* by comparing the average annual return of Lipper Fund for the one- and five- year periods ending December 31, 2001 and the period from inception to December 31, 2001 to that of the Lehman Brothers BB Intermediate Bond Index, an index comprised of BB-rated corporate bonds with maturities of less than ten years, and the average total return generated by the 372 high yield mutual funds tracked by Morningstar, Inc.:

                                                               SINCE
                                 1 YEAR      5 YEARS**      INCEPTION**
                               ----------   -----------   --------------
RETURN BEFORE TAXES
Premier Class Shares               9.27%        6.58%           8.37%
Retail Class Shares                8.61%        6.13%           8.12%
RETURN AFTER TAXES ON
  DISTRIBUTIONS
Premier Class Shares               6.15%        2.99%           6.22%
Retail Class Shares                5.58%        2.61%           6.01%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES
Premier Class Shares               5.59%        3.45%           5.86%
Retail Class Shares                5.20%        3.11%           5.66%
LEHMAN BROTHERS BB
  INTERMEDIATE BOND INDEX#        10.15%        6.56%           8.57%
MORNINGSTAR HIGH YIELD BOND
  FUNDS+                           1.70%        1.31%            N/A

After-tax returns are calculated using the highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

* Effective April 1, 2002, Lipper Fund's Group Retirement Plan Class was eliminated and those shares were converted into Premier Class Shares or Retail Class Shares, as appropriate. Average Annual Returns for the Group Retirement Plan Shares for the one- and five- year periods ending December 31, 2001 and the period from inception to December 31, 2001 were 8.70%, 6.17% and 8.13%, respectively.

** Reflects performance of the Premier Class Shares and Retail Class Shares of Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier Class Shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper

    Fund is subject to certain restrictions under the 1940 Act and the Code to which its predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.

# Unlike Lipper Fund's returns, the total returns for the Lehman Brothers BB Intermediate Bond Index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing, which would reduce returns, and do not include the effect of taxes. Average Annual Total Return Since Inception for the Lehman Brothers BB Intermediate Bond Index reflects average annual total return for the period February 1, 1992 through December 31, 2001.

+ Returns for the Morningstar High Yield Bond Funds include the reinvestment of dividends and capital gains but do not include the effect of taxes.

COMPARATIVE FEE TABLE

     The table set forth below shows (a) shareholder fees and annual operating expenses for Lipper Fund Retail Class and Premier Class for the fiscal year ended December 31, 2001; and (b) the estimated expenses Acquiring Fund Investor Class expects to incur during the fiscal year ended October 31, 2002. None of Lipper Fund's Retail Class or Premier Class or Acquiring Fund's Investor Class charges you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses.

                                                                      ACQUIRING
                                   LIPPER FUND      LIPPER FUND          FUND
                                  PREMIER CLASS    RETAIL CLASS     INVESTOR CLASS
                                 --------------- ---------------- -----------------
SHAREHOLDER FEES                      None+           None+              None
ANNUAL OPERATING EXPENSES
  (% of net assets). These are
  deducted from fund assets, so
  you pay them indirectly.
MANAGEMENT FEES                       0.75%++         0.75%++            0.75%*
DISTRIBUTION (12b-1) FEES             None            0.25%              None
OTHER EXPENSES                        0.40%           0.40%              0.26%**
TOTAL ANNUAL FUND OPERATING
  EXPENSES                            1.15%++         1.40%++            1.01%
EXPENSE REIMBURSEMENT                 See++           See++              0.01%
NET EXPENSES                          See++           See++              1.00%***

+ Lipper Fund imposes a 1.00% Redemption Fee and 1.00% Exchange Fee on Lipper Fund shares that are redeemed or exchanged 30 days or less from the date of purchase. In addition, Lipper Fund may, upon 60 days prior written notice, charge you a nominal fee in connection with an exchange although it does not currently do so.

++ Lipper L.L.C. voluntarily waived a portion of its Management Fee during the 2001 fiscal year. As a result, the actual Management Fee was 0.60% for each of Lipper Fund's share classes and the total Annual Fund Operating Expenses were 1.00% for Lipper Fund Premier Class shares and 1.25% for Lipper Fund Retail Class shares.

*    Computed daily and paid monthly.

**   Other expenses are based on estimated amounts for the current fiscal year.

*** NB Management has contractually agreed to reimburse certain expenses of Acquiring Fund through 10/31/05, so that the total annual operating expenses of Acquiring Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Acquiring Fund has agreed to repay NB Management for expenses reimbursed to Acquiring Fund provided that repayment does not cause Acquiring Fund's annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense.

     Acquiring Fund will not pay distribution (12b-1) fees for its Investor Class shares. Lipper Fund Retail Class currently pays an annual fee of 0.25% of the value of the average daily net assets of Lipper Fund's Retail Class to defray the costs of distributing that class. NB Management has traditionally allocated an amount of its own assets to distribution of Investor Class shares and intends to continue to do so. This will result in a reduction of overall fees for Lipper Fund Retail Class shareholders.

EXPENSE EXAMPLE

     The expense example can help you compare costs between your class of Lipper Fund shares and Acquiring Fund Investor Class if the Transaction is approved. The expense example assumes that you invested $10,000 for the periods shown assuming you redeem at the end of the period, that you earned a hypothetical 5% total return each year, and that the Funds' expenses were those shown in the tables above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                  --------   ---------   ---------   ---------
LIPPER FUND PREMIER CLASS*          $117        $365        $633     $1,398
LIPPER FUND RETAIL CLASS*           $143        $443        $766     $1,680
ACQUIRING FUND INVESTOR CLASS       $102        $318        $555     $1,233

* The example reflects Lipper Fund's total operating expenses before taking into consideration that Lipper L.L.C. voluntarily waived a portion of its Management Fee during the 2001 fiscal year. If you consider the effects of this voluntary waiver, your costs for the one, three, five and ten year periods would be $102, $318, $552 and $1,225 respectively, for Lipper Fund Premier Class shares, and $127, $397, $686, and $1,511, respectively, for Lipper Fund Retail Class shares.

MANAGEMENT AND ARRANGEMENTS WITH SERVICE PROVIDERS

     Responsibility to oversee management of Lipper Fund rests with the Lipper Board. The investment adviser to Lipper Fund is Lipper L.L.C., 101 Park

Avenue, 6th Floor, New York, New York 10178-0694. Lipper L.L.C. is an affiliate of Lipper L.P., which serves as Lipper Fund's principal underwriter and distributor. ALPS Mutual Fund Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as Lipper Fund's administrator and transfer agent and Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Lipper Fund's custodian.

     Responsibility to oversee management of Acquiring Fund rests with the Neuberger Board. The investment manager to Acquiring Fund will be NB Management, a wholly-owned subsidiary of Neuberger Berman Inc., located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180. Another wholly-owned subsidiary of Neuberger Berman Inc., Neuberger Berman, LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-3698 will be sub-adviser to Acquiring Fund. The sub-advisory agreement provides that Neuberger Berman, LLC will furnish to NB Management, the same type of investment recommendations and research that Neuberger Berman, LLC, from time to time, provides to its principals and employees for use in managing client accounts. The fees of the sub-adviser will be paid by NB Management and not by Acquiring Fund. NB Management also will serve as the administrator of Acquiring Fund and the distributor of its shares. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street") will serve as Acquiring Fund's custodian and transfer agent.

     Upon completion of the transactions provided for in the Asset Purchase Agreement, Wayne Plewniak has agreed to become the Senior Portfolio Manager and Daniella Lipper Coules has agreed to become a Portfolio Manager in the Neuberger Berman High Yield Fixed Income Group. Mr. Plewniak and Ms. Coules, along with Robert S. Franklin, a member of the portfolio management team of Neuberger High Yield Bond Fund, will manage Acquiring Fund. Mr. Plewniak and Ms. Coules will also each become a Managing Director of Neuberger Berman, LLC, and a Vice President of NB Management.

     Mr. Plewniak has been the Portfolio Manager for the Lipper High Income Bond Fund, a Managing Director of Lipper & Company, L.L.C. and Lipper & Company, L.P. since 1997. Ms. Coules has been a Vice President of The Lipper Funds, Inc. and a Fixed Income Analyst at Lipper & Company, L.P. since 1998, and prior to that time was a reporter at Bloomberg, L.P. and an investment banker at Bear Stearns & Co. Mr. Franklin is a Vice President of Neuberger Berman Management and Neuberger Berman LLC. He has co-managed the Neuberger Berman High Yield Bond Fund's assets since 1999. From 1997 to 1999, he was a vice president and high yield research analyst for a prominent investment firm.

PURCHASES

     Lipper Fund Retail Class and Premier Class shares are and Acquiring Fund Investor Class shares will be sold on a continuous basis at net asset value with no sales charges. The net asset value of each class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Purchases of each class of shares may be made by check or by wire. Purchases of Acquiring Fund may also be made by phone or by setting up a systematic investment program. Shareholders of each Fund may reinvest their dividends in Fund shares. Minimum additional investments of Acquiring Fund must be at least $1,000 but can be as little as $100 if payment is made by check and any systematic investments can be as little as $100. Minimum additional investments of both the Premier Class and Retail Class (non IRA) shares of Lipper Fund is $2,500; for Retail Class (IRA) shares it is $250.

EXCHANGES

     Shares of each class of Lipper Fund and Acquiring Fund may be exchanged on any business day at their net asset value for shares of the same class of another series of Corporation or another series of Trust, respectively. Such exchanges will be treated as taxable sales for federal income tax purposes. Exchanges may be made by telephone or in writing by mail. Exchanges of Acquiring Fund for a first investment in another series of Trust must be for at least $2,000 and additional investments by exchange must be for at least $1,000.

     Lipper Fund imposes a 1.00% fee (short-term trading fee) on Lipper Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at exchange and deducted from the amount exchanged. It does not apply to shares acquired through reinvestment of distributions. Acquiring Fund has no present intention to charge an exchange fee.

TRANSFER OF REGISTRATION

     Lipper Fund and Acquiring Fund allow you to transfer the registration of your shares to another person.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Lipper Fund does, and Acquiring Fund will, pay out to shareholders substantially all of its respective net investment income and realized net capital gains, if any. Lipper Fund declares and pays income dividends monthly. Acquiring Fund will declare income dividends daily and pay them monthly. Any capital gain distributions are made once a year (in December). Income dividends and capital gain distributions are automatically reinvested in Fund shares of the same class at the net asset value of that class at the time of reinvestment, unless otherwise indicated in the purchase application or in writing that the Fund should pay dividends and capital gains distributions on shares in cash to your account. Acquiring Fund also will permit shareholders to
(1) receive all distributions in cash or (2) reinvest capital gain distributions but receive income distributions in cash. Acquiring Fund will distribute net capital gain, if any, with the last dividend for the calendar year. It may make additional distributions and/or pay dividends at other times if necessary to avoid federal income or excise taxes.

REDEMPTION PROCEDURES

     Shares of Lipper Fund and Acquiring Fund are redeemable on any business day at a price equal to the net asset value of the shares at the next time it is calculated after receipt of a redemption request in good order. Shares of each Fund may be redeemed in writing by sending a letter or by telephone. Shares of Acquiring Fund also may be redeemed under a Systematic Withdrawal Plan or on the Internet, and shares valued up to $50,000 also may be redeemed by sending a written request by fax. All phone orders to sell shares of Acquiring Fund must be for at least $1,000 unless you are closing out an account. To use the systematic withdrawal feature, Acquiring Fund requires a $5,000 balance and withdrawals of at least $100.

     Each Fund gives shareholders the option of having their redemption proceeds wired to a designated bank account. For this service Acquiring Fund charges an $8 wire fee if the total balance in all Neuberger Berman fund accounts is less than $200,000.

     Acquiring Fund requires a signature guarantee when you are selling more than $50,000 worth of shares or when proceeds are to be sent by wire or electronic transfer to a bank account not designated in advance. Lipper Fund requires a signature guarantee if you want your: (a) redemption proceeds sent to another person, (b) redemption proceeds sent to an address other than your registered address, or (c) shares transferred to another person.

     Acquiring Fund does not issue stock certificates. Any outstanding certificates for Lipper Fund shares will be cancelled in the Transaction and will have no further value.

     Lipper Fund imposes a 1.00% fee (short-term trading fee) on Lipper Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and deducted from the redemption proceeds. It does not apply to shares acquired through reinvestment of distributions. Acquiring Fund has no present intention to charge a redemption fee.

     FOR MORE INFORMATION RELATING TO PURCHASING AND SELLING OF SHARES OF LIPPER FUND, SEE LIPPER FUND'S PROSPECTUS DATED APRIL 30, 2002 ("LIPPER PROSPECTUS") INCORPORATED HEREIN BY REFERENCE, AND FOR MORE INFORMATION RELATING TO PURCHASING AND SELLING SHARES OF ACQUIRING FUND, SEE APPENDIX B.

SHAREHOLDER RIGHTS

     The following table compares the shareholder rights of Lipper Fund and Acquiring Fund:

     CATEGORY                  LIPPER FUND                    ACQUIRING FUND
------------------   ------------------------------   -----------------------------
1. Par Value         Each share has a par value       Each share has a par value
                     of $.001                         of $.001

2. Preemptive        None                             None
   Rights

3. Preference        None                             None

4. Appraisal         None                             None
   Rights

5. Exchange          None                             None
   Rights (not
   including the
   right to
   exchange among
   Funds)

6. Shareholder       None                             No right to call for any
   Rights                                             partition or division of
                                                      property, profits, rights or
                                                      interest of the Trust

7. Personal          None                             None
   Liability of
   Shareholders

8. Annual            No annual meeting                No annual meetings
   Meetings          required, unless required        required, unless required
                     under the 1940 Act               under the 1940 Act

9. Right to call     Shall be called upon             Shall be called upon
   meeting of        request of shareholders          request of shareholders
   shareholders      owning at least 25% of the       owning at least 10% of the
                     votes entitled to be cast at     outstanding shares
                     the meeting, or in the case
                     of removal of one or more
                     directors, 10% of the
                     outstanding voting
                     securities

     Category                  Lipper Fund                   Acquiring Fund
------------------   ------------------------------   ----------------------------
10. Notice of        Mailed or transmitted by         Mailed to each
    meetings         electronic mail or by any        shareholder entitled to
                     other electronic means to        vote at least 15 days prior
                     each shareholder entitled        to the meeting
                     to vote at least 10 days,
                     but no more than 90 days
                     before the meeting

11. Record date      Directors may fix in             Trustees may fix in
    for meetings     advance a date up to 90          advance a date up to 90
                     days and not less than 10        days before the meeting
                     days prior to the meeting

12. Election of      A plurality of votes cast at     A plurality
    Directors or     a meeting where there is a
    Trustees         quorum present

13. Adjournment      A majority of shares             A majority of shares
    of meetings      present in person or by          present in person or by
                     proxy and entitled to vote       proxy and entitled to vote

14. Removal of       May be removed by the            May be removed at a
    Directors or     affirmative vote of a            shareholder meeting by a
    Trustees by      majority of all votes            vote of shareholders
    Shareholders     entitled to be cast for the      owning at least 2/3 of the
                     election of directors            outstanding shares of the
                                                      Trust

                              FINANCIAL HIGHLIGHTS

     Financial Highlights tables showing data from the Lipper Prospectus are included in Appendix C. Acquiring Fund currently has no Financial Highlights information since its registration statement is currently pending with the SEC and it has not yet commenced operations. If the Transaction is approved by Lipper Fund shareholders and certain other conditions are satisfied, Acquiring Fund will assume Lipper Fund's Premier Class Financial Highlights information after the Transaction takes place.

                       INFORMATION RELATING TO PROPOSAL 1

DESCRIPTION OF THE AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     The Neuberger Board on behalf of Acquiring Fund, and the Lipper Board on behalf of Lipper Fund, including in each case all of the independent directors/trustees in attendance (except one member of the Neuberger Board who recused himself) who are not "interested persons" of Trust or Corporation within the meaning of Section 2(a)(19) of the 1940 Act, propose that Lipper Fund be reorganized into Acquiring Fund, and that each Lipper Fund shareholder become a shareholder of Acquiring Fund. The terms and conditions under which that Transaction will be consummated are set forth in the Conversion Plan. Significant provisions of that Plan are summarized below; however, this summary is qualified in its entirety by reference to that Plan, the form of which is attached as Appendix A-1 to this Prospectus/Proxy Statement.

     The Conversion Plan provides the details of the Lipper Fund Transaction. In essence, that Transaction will have three steps:

     o First, if Lipper Fund shareholders approve the Conversion Plan, Lipper Fund will transfer all of its assets to Acquiring Fund. In exchange, Lipper Fund will receive Investor Class shares of Acquiring Fund with an aggregate net asset value equal to the value of the assets Lipper Fund is transferring (net of Lipper Fund's liabilities) calculated as of the close of business on the date of the Transaction, and Acquiring Fund will assume all of Lipper Fund's liabilities.

     o Second, Acquiring Fund, through its transfer agent, will open an account for each Retail Class or Premier Class shareholder of Lipper Fund and will credit each such account with Investor Class shares of Acquiring Fund having the same aggregate net asset value as Lipper Fund shares that the shareholder owned on the date of the Transaction.

     o    Third, Lipper Fund will dissolve.

     On the day of the Transaction, Lipper Fund shareholders will receive shares of Acquiring Fund with the same total value as their shares of Lipper Fund. Because Lipper Fund is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for those shareholders that vote against the Proposal.

     The assets of Lipper Fund to be acquired by Acquiring Fund will include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the books of Lipper Fund and other property of any kind owned by Lipper Fund as of the close of business on the Closing Date or at such other time at which Corporation and Trust may agree ("Effective Time"). The investment policies and limitations of the two Funds are sufficiently similar that it will not be necessary for Lipper Fund to dispose of any assets or for Acquiring Fund to dispose of any of the assets it receives from Lipper Fund in order for Acquiring Fund to operate within its investment policies and limitations after the consummation of the Transaction. However, sales of certain assets formerly held by Lipper Fund may be desirable based upon Acquiring Fund's general investment strategy and general market conditions as they exist following the Transaction. Those sales may result in the recognition of gains for tax purposes that will have to be distributed to, and thus taxed to, Acquiring Fund shareholders. There is no present intention, however, that Acquiring Fund will sell or otherwise dispose of any of the assets transferred to it by Lipper Fund, except for dispositions made in the ordinary course of its business if market conditions warrant, dispositions if a particular security is no longer consistent with Acquiring Fund's investment strategy following the reorganization and dispositions necessary to maintain its status as a regulated investment company.

     Acquiring Fund will assume all liabilities of Lipper Fund, if any. However, Lipper Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Closing Date.

     The value of Lipper Fund's assets to be acquired and the amount of its liabilities to be assumed by Acquiring Fund and the net asset value of a share of Acquiring Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date and will be determined in accordance with the valuation procedures described in Lipper Funds' then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Lipper Board believes accurately reflects fair value.

     As soon as practicable after the Closing Date, Lipper Fund will distribute pro rata to its shareholders of record as of the Effective Time the Investor Class shares of Acquiring Fund it receives in the Transaction, so that each shareholder of Lipper Fund will receive a number of full and fractional Investor Class shares of Acquiring Fund equal in value to the shareholder's Lipper Fund shares. Such distribution will be accomplished by opening accounts on the books of Acquiring Fund in the names of Lipper Fund shareholders and by transferring to these accounts the Investor Class shares of Acquiring Fund previously credited to the account of Lipper Fund on those books. Each shareholder account shall be credited with the pro rata number of Acquiring Fund's Investor Class shares due to that shareholder. Fractional shares of Acquiring Fund will be rounded to the third decimal place. Lipper Fund will be dissolved as soon as practicable thereafter.

     Accordingly, immediately after the Transaction, each former shareholder of Lipper Fund Retail Class and Premier Class will own Investor Class shares of Acquiring Fund with an aggregate value equal to the value of that shareholder's Lipper Fund shares immediately prior to the Transaction. Moreover, because Investor Class shares of Acquiring Fund will be issued at net asset value in exchange for the net assets of Lipper Fund that will equal the aggregate value of those shares, the net asset value per share of Acquiring Fund will be unchanged. Thus, the Transaction will not result in a dilution of the value of any shareholder account in Lipper Fund. However, if Neuberger Fund's shareholders approve the Transaction relating to their Fund, the Transaction will slightly reduce the percentage vote of each Lipper Fund shareholder below such shareholder's current percentage vote in Lipper Fund because, while the shareholder will have the same dollar amount invested initially in Acquiring Fund that he or she had invested in Lipper Fund, his or her investment will represent a smaller percentage of the combined net assets of Lipper Fund and Neuberger Fund.

     Before the Effective Time, Lipper Fund will pay to its shareholders a distribution in an amount large enough so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time. That distribution will be taxable to Lipper Fund's shareholders.

     Any transfer taxes payable upon issuance of Investor Class shares of Acquiring Fund in a name other than that of the registered holder of the shares on the books of Lipper Fund as of the Effective Time of transfer will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Lipper Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved.

     The consummation of the Transaction is subject to a number of conditions set forth in the Conversion Plan. That Plan may be terminated and the Transaction abandoned at any time prior to the Closing Date by either Corporation or Trust if it determines that the Transaction would be inadvisable for Lipper Fund or Acquiring Fund, respectively. Corporation or Trust also may amend that Plan in any manner, provided that after the Lipper Fund's shareholders' approval thereof, no such amendment may have a material adverse effect on their interests. Either Fund may change or postpone the Closing Date.

     Transaction expenses will be split equally between NB Management and Lipper L.L.C. However, if the Transaction is not consummated, NB Management and Lipper L.L.C. will each bear its own expenses incurred in relation to the Transaction.

     The Lipper Fund reorganization is not contingent on the Neuberger Fund reorganization taking place, however, the Lipper Fund reorganization is contingent on the closing of the transactions contemplated by the Asset Purchase Agreement. The Neuberger Fund reorganization will not take place if the Lipper Fund reorganization is not approved and consummated first.

     Consummation of the Transaction is subject to certain conditions relating to the Conversion Plan as set forth below:

     o    approval of the Conversion Plan by shareholders of Lipper Fund;

     o    receipt of certain legal opinions described in the Conversion Plan;

     o continuing material accuracy of the representations and warranties in the Conversion Plan;

     o    performance in all material respects of the Conversion Plan;

     o the transactions contemplated by the Asset Purchase Agreement being consummated concurrently with the Transaction; and

     o    certain other conditions described in the Conversion Plan.

     Trust, on behalf of Acquiring Fund, and Corporation, on behalf of Lipper Fund, may mutually agree to terminate the Conversion Plan at or prior to the Effective Time. Alternatively, either Corporation or Trust may decide unilaterally, with written notice to the other Fund, to terminate the Plan under certain circumstances. In addition, either Corporation or Trust may waive the other party's breach of a provision or failure to satisfy a condition of the Conversion Plan. Upon the consummation of the Transaction and transfer of the management of certain other funds and investment accounts managed by Lipper & Company to affiliates of NB Management, and upon the satisfaction of certain other conditions, Neuberger Berman Inc., has agreed to make payments to Lipper & Company based on the estimated earnings from Lipper Fund and the other transferred funds and investment accounts immediately preceding the closing date of the Transactions. Neuberger Berman Inc. may also be required to make scheduled future payments to Lipper & Company at the second and third anniversaries of the closing calculated on Neuberger Berman Inc.'s revenues from the transferred funds and investment accounts. Because of these payments, which may be substantial, Lipper & Company, and certain of its principals, including Kenneth Lipper (Chief Executive Officer, President and Chairman of the Board of The Lipper Funds, Inc.) and Daniella Lipper Coules, have a material financial interest in the approval of the Transaction involving Lipper Fund. The Transaction will not be consummated if the transactions contemplated by the Asset Purchase Agreement are not consummated concurrently.

BOARD CONSIDERATIONS

     At meetings held on May 16 and May 20, 2002, the Lipper Board, on behalf of Lipper Fund, including all of the independent directors in attendance, unanimously determined that the Transaction is in the best interests of Lipper Fund, and its shareholders.

     In considering the Transaction, the Lipper Board considered the following factors, among others:

          (1) the fact that Lipper & Company determined that they would exit the business of providing investment management and advisory services for investment vehicles and managed accounts investing primarily in high-yield debt securities;

          (2) the fact that the newly organized Acquiring Fund would have investment objectives and principal investment strategies substantially identical to those of Lipper Fund;

          (3) the fact that Wayne Plewniak has agreed to become the Senior Portfolio Manager and each of Daniella Lipper Coules and Robert S.

     Franklin has agreed to become a Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group overseeing Acquiring Fund upon completion of the Transaction;

          (4) the fact that the newly organized Acquiring Fund would have shareholder fees and expenses substantially identical to, and in the case of Lipper Fund Retail Class lower than, those of Lipper Fund;

          (5) the status of the Transaction as a tax-free transaction;

          (6) the fact that the exchange of Lipper Fund shares for Acquiring Fund shares will be at net asset value, and the sharing of the costs of the Transactions between Lipper L.L.C. and NB Management, with the result that the Transaction would therefore not dilute the shareholders of Lipper Fund;

          (7) the fact that pursuant to the Asset Purchase Agreement, Lipper L.L.C. and Neuberger Berman Inc. have undertaken to use their reasonable best efforts to cause the Trust to comply with Section 15(f) of the 1940 Act in connection with the Transaction. Compliance with section 15(f) requires that for a period of three years after the closing at least 75% of the Trustees of Trust will be non-interested persons of Lipper L.L.C. and NB Management and that there is not imposed an unfair burden on Acquiring Fund as a result of the Transaction;

          (8) the fact that utilization by Acquiring Fund of pre-Transaction capital losses realized by Lipper Fund could be subject to limitation in future years; and

          (9) the reputation, capabilities and financial resources of NB Management, which would serve as investment adviser, administrator and distributor to Acquiring Fund, and its ability to provide services of the same nature and at least the same quality as Lipper & Company.

     In considering the Transaction, the Lipper Board was aware of the fact that Lipper & Company is expected to receive substantial payments in connection with the transactions contemplated by the Asset Purchase Agreement including the proposed reorganization of Lipper Fund.

     The Lipper Board carefully reviewed certain "due diligence" materials related to Neuberger Berman Inc. and its subsidiaries. After consideration of the factors and other relevant information, the Lipper Board determined that the Transaction is in the best interests of Lipper Fund and its shareholders and unanimously approved the Conversion Plan and directed that it be submitted to shareholders for approval. The Lipper Board was advised by independent counsel in connection with the Transaction. THE LIPPER BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE CONVERSION PLAN AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     At a meeting held on May 17, 2002, the Neuberger Board (except one member who recused himself) approved the Conversion Plan, finding that the Transaction is in the best interests of the Trust and its shareholders. In light of recent events affecting Lipper L.P. and certain of its affiliates (see the section entitled "Events Preceding the Transaction," page 14), the Neuberger Board inquired in detail about Neuberger Berman's due diligence of those events, about whether and to what extent they may have affected Lipper Fund, and about the valuation and liquidity of Lipper Fund's portfolio securities.

CAPITALIZATION

     Capitalization tables showing unaudited capitalization of Lipper Fund's Retail and Premier Class shares, Investor Class of Acquiring Fund shares and unaudited capitalization of the Funds on a pro forma combined basis after the Transactions covered in this Prospectus/Proxy Statement have been completed are included in Appendix D.

FEDERAL INCOME TAX CONSEQUENCES

     The exchange of Lipper Fund's assets for Acquiring Fund's Investor Class shares and the latter's assumption of Lipper Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code. Corporation and Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, Trust's counsel ("Opinion"), substantially to the effect that:

          (1) Acquiring Fund's acquisition of Lipper Fund's assets in exchange solely for Acquiring Fund's Investor Class shares and the latter's assumption of Lipper Fund's liabilities, followed by Lipper Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Lipper Fund shares, will qualify as a "reorganization" as defined in section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) Lipper Fund will recognize no gain or loss on the transfer of its assets to Acquiring Fund in exchange solely for Investor Class shares of Acquiring Fund and the latter's assumption of Lipper Fund's liabilities or on the subsequent distribution of those shares to Lipper Fund's shareholders in constructive exchange for their Retail Class or Premier Class shares of Lipper Fund;

          (3) Acquiring Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Investor Class shares and its assumption of Lipper Fund's liabilities;

          (4) Acquiring Fund's basis in the transferred assets will be the same as Lipper Fund's basis therein immediately before the Transaction, and Acquiring Fund's holding period for those assets will include Lipper Fund's holding period therefor;

          (5) A Lipper Fund shareholder will recognize no gain or loss on the constructive exchange of all its Retail Class or Premier Class shares of Lipper Fund solely for Investor Class shares of Acquiring Fund pursuant to the Conversion Plan;

          (6) A Lipper Fund shareholder's aggregate basis in Acquiring Fund shares it receives in the Transaction will be the same as the aggregate basis in its Lipper Fund shares it constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include its holding period for those Lipper Fund shares, provided the shareholder held them as capital assets on the Closing Date;

          (7) For purposes of section 381 of the Code, Acquiring Fund will be treated as if there had been no Transaction. Accordingly, the Transaction will not result in the termination of Lipper Fund's taxable year, Acquiring Fund will take into account Lipper Fund's tax attributes enumerated in section 381(c) of the Code as if there had been no Transaction, and the part of Lipper Fund's taxable year before the Transaction will be included in Acquiring Fund's taxable year after the Transaction.

     The Opinion may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Acquiring Fund after the Transaction of pre-Transaction capital losses realized by Lipper Fund could be subject to limitation in future years under the Code.

     Shareholders of Lipper Fund should consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Transaction, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Transaction.

                                     * * *

     Please see additional information about the Funds and about voting on the Proposal in the section entitled "Information Relating to Voting Matters for Lipper Fund and Neuberger Fund" at the end of Proposal 2.

                  PROPOSAL 2--TO BE VOTED ON BY NEUBERGER FUND
                                SHAREHOLDERS ONLY

     TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH ACQUIRING FUND WOULD ACQUIRE ALL OF NEUBERGER FUND'S ASSETS IN EXCHANGE SOLELY FOR SHARES OF ACQUIRING FUND AND THE ASSUMPTION BY ACQUIRING FUND OF ALL OF NEUBERGER FUND'S LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF NEUBERGER FUND AND THE DISSOLUTION OF NEUBERGER FUND.

                                     SUMMARY

     The following is a summary of certain information relating to the proposed Transaction and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the Appendices attached.

ABOUT THE PROPOSED TRANSACTION

     The Board of Trustees of Neuberger Berman Income Funds ("Neuberger Board"), including all the Trustees in attendance (except one member who recused himself) who are not "interested persons" of Neuberger Berman Income Funds ("Trust") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), propose Neuberger Fund be reorganized into Acquiring Fund, and that each Neuberger Fund shareholder become a shareholder of Acquiring Fund.

     THE TRANSACTION WILL HAVE THREE STEPS:

     o First, if Neuberger Fund shareholders approve the Reorganization Plan, Neuberger Fund will transfer all of its assets to Acquiring Fund. In exchange, Neuberger Fund will receive Investor Class shares of Acquiring Fund with an aggregate net asset value equal to the value of the assets Neuberger Fund is transferring (net of Neuberger Fund's liabilities) calculated as of the close of business on the date of the Transaction and Acquiring Fund will assume all of Neuberger Fund's liabilities.

     o Second, Acquiring Fund, through its transfer agent, will open an account for each shareholder of Neuberger Fund and will credit each such account with shares of Acquiring Fund having the same aggregate net asset value as the shares of Neuberger Fund that the shareholder owned on the date of the Transaction.

     o    Third, Neuberger Fund will dissolve.

     Approval of the Reorganization Plan will constitute approval of the transfer of assets, the assumption of liabilities, the receipt of Acquiring Fund shares for

Neuberger Fund shares, the distribution of Acquiring Fund shares and the dissolution of Neuberger Fund. A vote in favor of the Reorganization Plan will also, in effect, reflect your acknowledgement of the investment advisory arrangement for Acquiring Fund.

     Neither Neuberger Fund nor Acquiring Fund will charge any sales charge or fee of any kind to Neuberger Fund shareholders in connection with the Transaction.

     The new shares you receive will have the same total value as your Neuberger Fund shares as of the close of business on the day of the Transaction.

     For additional information about the conversion of Lipper Fund to Acquiring Fund, including information regarding payments to be made in connection with NB Management's assumption of responsibility for managing the assets now held by Lipper Fund, see Proposal 1, "Summary--About the Transaction."

BOARD CONSIDERATIONS

     Based on its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, the Neuberger Board has determined that the Transaction is in the best interests of shareholders of Neuberger Fund and Acquiring Fund, respectively, and that the interests of existing shareholders of Neuberger Fund will not be diluted as a result of the Transaction. See "Information Relating to Proposal 2--Board Considerations." Accordingly, the Neuberger Board has submitted the Reorganization Plan for the approval of Neuberger Fund's shareholders.

EVENTS PRECEDING THE TRANSACTION

     Lipper L.L.C., the investment adviser of Lipper Fund, is an affiliate of Lipper L.P., which serves as Lipper Fund's distributor. Lipper L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company serves as the general partner and/or investment adviser to U.S. and non-U.S. funds and investment accounts and as investment adviser to other series of the Corporation.

     On March 26, 2002, the general partners of Lipper & Company's private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The SEC is conducting an investigation of those partnerships, as well as Lipper L.P. and certain of its affiliates. One limited partner has filed a notice of intent to arbitrate against one of those partnerships, and it is possible that additional arbitrations or litigation against one or more of these entities and certain individuals could result.

     On April 24, 2002, Corporation announced that it was closing Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series and, subject to shareholder approval and certain other conditions, would seek to have Lipper Fund reorganized into a new series of Trust.

REASONS FOR THE TRANSACTION

     The primary reason for this proposed Transaction is to provide for the more efficient operation of Neuberger Fund. As of June 21, 2002, Neuberger Fund has only $20.7 million in net assets, which results in higher operating costs per share and limited flexibility in its investment operations. The Neuberger Board believes that these problems can be lessened substantially if, along with or shortly after the expected reorganization of Lipper Fund into Acquiring Fund, Neuberger Fund is merged into that entity. In approving the Transaction, the Neuberger Board considered among other things, (a) the fact that the newly organized Acquiring Fund would have investment objectives and principal investment strategies substantially similar to those of Neuberger Fund; (b) the fact that the effect of the Transaction would be to place Neuberger Fund shareholders' assets in another Neuberger Berman Fund having the most nearly similar investment strategy with a minimum of administrative burden to shareholders; (c) the fact that Wayne Plewniak, the Portfolio Manager of Lipper Fund, will be the Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group overseeing Acquiring Fund; (d) the fact that shareholder interests would not be diluted in the proposed Transaction; (e) the status of the Transaction as a tax-free transaction; and (f) the sharing of the costs of the Transactions between Lipper L.L.C. and NB Management.

FEDERAL INCOME TAX CONSEQUENCES

     Neuberger Berman Income Funds will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the effect that Neuberger Fund's transfer of its assets to Acquiring Fund in exchange solely for the latter's Investor Class shares and its assumption of Neuberger Fund's liabilities, followed by Neuberger Fund's distribution of those shares pro rata to its shareholders in exchange for their Neuberger Fund shares, will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a direct result of the Transaction. See "Information Relating to Proposal 2--Federal Income Tax Consequences," for more information regarding the federal income tax consequences of the Transaction.

                 OVERVIEW OF NEUBERGER FUND AND ACQUIRING FUND

     INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND PRINCIPAL RISKS OF NEUBERGER FUND AND ACQUIRING FUND

     Acquiring Fund's investment objectives, strategies, policies and principal risks are outlined in the section entitled "Overview of Lipper Fund and

Acquiring Fund" in Proposal 1. A comparison of the principal similarities and differences of Neuberger Fund and Acquiring Fund in these particular respects is provided in the following sections.

     The following table highlights the comparison between Neuberger Fund and Acquiring Fund with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

                              NEUBERGER FUND            ACQUIRING FUND
                       --------------------------- ------------------------
Principal Investment
  Objective .......... High current income;        High total returns
                       capital growth is a         consistent with capital
                       secondary goal              preservation.

Principal Investment
  Strategies ......... Diversified among many      Diversified across a
                       securities and industries   broad range of issuers
                                                   and industries

                       Normally invests at         Focuses on high yield
                       least 80% of total assets   bonds ("junk bonds").
                       in high-yield,              Normally invests
                       lower-rated debt            primarily in U.S.
                       securities ("junk           intermediate-term, high
                       bonds") rated below         yield corporate bonds
                       Baa by Moody's or           rated at the time of
                       BBB by S&P or               investment "Baa1" to
                       comparable unrated          "B3" by Moody's or
                       securities                  "BBB+" to "B--" by
                                                   S&P, or in comparable
                                                   securities

Maturity ............. May invest in securities    Individual securities
                       of any maturity             normally 10 years or
                                                   less; dollar-weighted
                                                   average portfolio
                                                   maturity normally 5-7
                                                   years

     Both Neuberger Fund and Acquiring Fund can invest in depositary receipts, convertible securities, warrants, illiquid and restricted securities, preferred stock, repurchase agreements, zero coupon securities, pay-in-kind bonds, discount obligations, when-issued and delayed delivery securities, U.S. Government obligations, hedging and derivatives, options and forward foreign currency exchange contracts, and can loan fund securities. Acquiring Fund can also invest in index securities, securities of other investment funds, bank obligations and short sales. Neuberger Fund can also invest in revenue bonds, resource recovery bonds, inflation-indexed securities, commercial paper, reverse repurchase agreements, banking and savings institution securities, variable or floating rate securities, demand and put features, money market funds, real estate-related instruments, foreign currency denominated securities, dollar rolls, futures contracts and options thereon, options on foreign currencies, indexed securities, swap agreements and direct debt agreements. Acquiring Fund can borrow for investment purposes but has no present intention to do so.

     Acquiring Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. It will not alter this policy without providing shareholders at least 60 days' advance notice.

COMPARISON OF PRINCIPAL RISK FACTORS

     Neuberger Fund and Acquiring Fund face the same principal risk factors:

     o    changes in interest rates;

     o changes in the actual and perceived creditworthiness of the issuers of their investments;

     o    social, economic or political factors;

     o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

     o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

     Acquiring Fund will invest in bonds rated below investment grade. These bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, Acquiring Fund may engage in active and frequent trading to achieve Acquiring Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

PERFORMANCE INFORMATION

     As a new fund, Acquiring Fund has no assets and no operations. Accordingly, it has no performance history to report. Acquiring Fund's Investor Class will assume the performance history of Lipper Fund's Premier Class, if Lipper Fund shareholders approve the Transaction and certain other conditions are satisfied. See the section entitled "Performance Information" in Proposal 1 for a discussion of Lipper Fund's Premier Class performance.

COMPARATIVE FEE TABLES

     The tables set forth below show (a) shareholder fees and annual operating expenses for Neuberger Fund Investor Class for the fiscal year ended Octo-ber 31, 2001; and (b) the estimated expenses Acquiring Fund Investor Class expects to incur during the fiscal period ended October 31, 2002. Neither Class charges you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses.

                                                NEUBERGER FUND   ACQUIRING FUND
                                                INVESTOR CLASS   INVESTOR CLASS
                                               ---------------- ---------------
SHAREHOLDER FEES .............................           None              None
ANNUAL OPERATING EXPENSES (% of net assets).
  These are deducted from fund assets, so you
  pay them indirectly. .......................
MANAGEMENT FEES ..............................          0.65%           0.75  %
DISTRIBUTION (12b-1) FEES ....................           None              None
OTHER EXPENSES ...............................          1.40%           0.26  %
TOTAL ANNUAL FUND OPERATING EXPENSES .........          1.78%           0.01  %
EXPENSE REIMBURSEMENT ........................          0.78%           0.01  %
NET EXPENSES .................................          1.00%           1.00%**

-------------
* Other expenses are based on estimated amounts for the current fiscal year.

** NB Management has contractually agreed to reimburse certain expenses of Acquiring Fund through 10/31/05, so that the total annual operating expenses of Acquiring Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Acquiring Fund has agreed to repay NB Management for expenses reimbursed to Acquiring Fund provided that repayment does not cause Acquiring Fund's annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense.

EXPENSE EXAMPLE

     The expense example can help you compare costs between Neuberger Fund Investor Class and Acquiring Fund Investor Class if the Transaction is approved. The expense example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds' expenses were those shown in the tables above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
NEUBERGER FUND INVESTOR CLASS .........     $102        $318        $552     $1,225
ACQUIRING FUND INVESTOR CLASS .........     $102        $318        $555     $1,233

PURCHASES, REDEMPTIONS AND EXCHANGES

     Procedures to purchase, redeem and exchange shares in Neuberger Fund and Acquiring Fund are identical. See Appendix B for a discussion of how to buy, sell and exchange Acquiring Fund shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividend and distribution procedures for Neuberger Fund and Acquiring Fund are identical. See Appendix B for a discussion of each Fund's dividend and distribution procedures.

     Following the Transaction, Acquiring Fund will continue to honor the current distribution election of each shareholder of Neuberger Fund. A shareholder can change any distribution election by writing to State Street, the Funds' shareholder servicing agent.

MANAGEMENT AND ARRANGEMENTS WITH SERVICE PROVIDERS

     Responsibility to oversee management of both Neuberger Fund and Acquiring Fund rests with the Neuberger Board. The investment manager to Neuberger Fund and Acquiring Fund is and will be, respectively, Neuberger Berman Management Inc. ("NB Management"), a wholly-owned subsidiary of Neuberger Berman Inc., located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180. Another wholly-owned subsidiary of Neuberger Berman Inc., Neuberger Berman, LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-3698 is and will be, respectively, sub-adviser to Neuberger Fund and Acquiring Fund. NB Management also serves and will serve, respectively, as the administrator of Neuberger Fund and Acquiring Fund and the distributor of their shares. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street") serves and will serve, respectively, as Neuberger Fund's and Acquiring Fund's custodian and transfer agent.

     If the Transaction is approved by Lipper Fund and Neuberger Fund shareholders and certain other conditions are satisfied, Wayne Plewniak has agreed to become the Senior Portfolio Manager and Daniella Lipper Coules has agreed to become a Portfolio Manager in the Neuberger Berman High Yield Fixed Income Group. Mr. Plewniak and Ms. Coules, along with Robert S. Franklin, a member of the portfolio management team of Neuberger High Yield Bond Fund, and a member of the Neuberger Berman High Yield Fixed Income Group will manage Acquiring Fund. Mr. Plewniak and Ms. Coules will also each become a Managing Director of Neuberger Berman, LLC, and a Vice President of NB Management.

SHAREHOLDER RIGHTS

     Shareholder rights in the two Funds are identical. See the table in the section entitled "Shareholder Rights" in Proposal 1 for a description of the Acquiring Fund's shareholder rights.

                              FINANCIAL HIGHLIGHTS

     Acquiring Fund currently has no Financial Highlights information since its registration statement is currently pending with the SEC and it has not yet commenced operations. If the Transaction is approved by Lipper Fund shareholders and certain other conditions are satisfied, Acquiring Fund will assume Lipper Fund's Premier Class Financial Highlights information after the Transaction takes place. Financial Highlights tables showing data from Lipper Fund's Prospectus, dated April 30, 2002 are included in Appendix C.

                       INFORMATION RELATING TO PROPOSAL 2

DESCRIPTION OF THE PLAN OF REORGANIZATION AND TERMINATION

     The Neuberger Board, including all the trustees in attendance (except one member who recused himself) who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, propose Neuberger Fund be reorganized into the Acquiring Fund, and that each Neuberger Fund shareholder become a shareholder of Acquiring Fund. The terms and conditions under which the Neuberger Fund Transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of that Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Appendix A-2 to this Prospectus/Proxy Statement.

     The Reorganization Plan provides the details of the Neuberger Fund Transaction. In essence, that Transaction will have three steps:

     o First, if Neuberger Fund shareholders approve the Reorganization Plan, Neuberger Fund will transfer all of its assets to Acquiring Fund. In exchange, Neuberger Fund will receive Investor Class shares of Acquiring Fund with an aggregate net asset value equal to the value of the assets Neuberger Fund is transferring (net of Neuberger Fund's liabilities) calculated as of the close of business on the date of the Transaction, and Acquiring Fund will assume all of Neuberger Fund's liabilities.

     o Second, Acquiring Fund, through its transfer agent, will open an account for each shareholder of Neuberger Fund and will credit each such account with Investor Class shares of Acquiring Fund having the same aggregate net asset value as the shares of Neuberger Fund that the shareholder owned on the date of the Transaction.

     o    Third, Neuberger Fund will dissolve.

     On the day of the Transaction, Neuberger Fund shareholders will receive shares of Acquiring Fund with the same total value as their shares of Neuberger Fund. Because Neuberger Fund is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for those shareholders that vote against the Proposal.

     The assets of Neuberger Fund to be acquired by Acquiring Fund will include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred or prepaid expenses shown as assets on the books of Neuberger Fund and other property of any kind owned by Neuberger Fund as of the close of business on the closing date of the Neuberger Fund Transaction ("Closing Date") or at such other time Trust determines, provided that if the Lipper Fund Transaction and the Neuberger Fund Transaction occur on the same day, the closing for the Neuberger Fund Transaction will occur immediately after the consummation of the Lipper Fund Transaction. The investment policies and limitations of the two Funds are sufficiently similar that it will not be necessary for Neuberger Fund to dispose of any assets or for Acquiring Fund to dispose of any of the assets it receives from Neuberger Fund in order for Acquiring Fund to operate within its investment policies and limitations after consummation of the Transaction. However, sales of certain assets formerly held by Neuberger Fund may be desirable based upon Acquiring Fund's general investment strategy and general market conditions as they exist following the Transaction. Those sales may result in the recognition of gains for tax purposes that will have to be distributed to, and thus taxed to, Acquiring Fund shareholders. There is no present intention, however, that Acquiring Fund will sell or otherwise dispose of any of the assets transferred to it by Neuberger Fund, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain its status as a regulated investment company.

     Acquiring Fund will assume all liabilities of Neuberger Fund, if any. However, Neuberger Fund will utilize its best efforts to discharge all of its known liabilities prior to the Closing Date.

     The value of Neuberger Fund's assets to be acquired and the amount of its liabilities to be assumed by Acquiring Fund and the net asset value of a share of Acquiring Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date and will be determined in accordance with the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Neuberger Board believes accurately reflects fair value. All computations described in this paragraph will be performed by State Street, which serves as custodian and transfer agent for each Fund, using to the extent possible prices provided by outside pricing services approved by the Neuberger Board.

     As soon as practicable after the Closing Date, Neuberger Fund will distribute pro rata to its shareholders of record as of the Effective Time the Investor Class shares of Acquiring Fund it receives in the Transaction, so that each shareholder of Neuberger Fund will receive a number of full and fractional Investor Class shares of Acquiring Fund equal in value to the shareholder's Neuberger Fund shares. Such distribution will be accomplished by opening accounts on the books of Acquiring Fund in the names of Neuberger Fund shareholders and by transferring to these accounts the Investor Class shares of Acquiring Fund previously credited to the account of Neuberger Fund on those books. Each shareholder account shall be credited with the pro rata number of Acquiring Fund's Investor Class shares due to that shareholder. Fractional shares of Acquiring Fund will be rounded to the third decimal place. Neuberger Fund will be dissolved as soon as practicable thereafter.

     Accordingly, immediately after the Transaction, each former shareholder of Neuberger Fund will own Investor Class shares of Acquiring Fund with an aggregate value equal to the value of that shareholder's Neuberger Fund shares immediately prior to the Transaction. Moreover, because Investor Class shares of Acquiring Fund will be issued at net asset value in exchange for the net assets of Neuberger Fund that will equal the aggregate value of those shares, the net asset value per share of Acquiring Fund will be unchanged. Thus, the Transaction will not result in a dilution of the value of any shareholder account in either Fund. However, if Lipper Fund's shareholders approve the Transaction relating to their Fund, the Transaction will substantially reduce the percentage of each Neuberger Fund shareholder below such shareholder's current percentage in Neuberger Fund because, while the shareholder will have the same dollar amount invested initially in Acquiring Fund that he or she had invested in Neuberger Fund, his or her investment will represent a smaller percentage of the combined net assets of Lipper Fund and Neuberger Fund.

     At or immediately before the Effective Time, Neuberger Fund will pay to its shareholders a distribution in an amount large enough so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time. That distribution will be taxable to Neuberger Fund's shareholders.

     Any transfer taxes payable upon issuance of Investor Class shares of Acquiring Fund in a name other than that of the registered holder of the shares on the books of Neuberger Fund as of the time of transfer will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Neuberger Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved.

     The consummation of the Transaction is subject to a number of conditions set forth in the Reorganization Plan, including consummation of the Lipper Fund Transaction. In particular, consummation of the Transaction with respect to Neuberger Fund is conditioned on receipt of exemptive relief under section 17(a) of the 1940 Act. This relief is necessary since Neuberger Berman, LLC owns more than 5% of Neuberger Fund. The Transaction will not take place with respect to Neuberger Fund until the SEC has granted this relief. There is no assurance that this relief will be granted.

     That Plan may be terminated and the Transaction abandoned at any time prior to the Closing Date by the Trust if it determines that the Transaction would be inadvisable for either Neuberger or Acquiring Fund. The Trust also may amend that Plan in any manner, provided that after the Neuberger Fund's shareholders approval thereof, no such amendment may have a material adverse effect on their interests. The Trust may change or postpone the Closing Date.

     Expenses of the Neuberger Fund Transaction will be split equally between NB Management and Lipper L.L.C. However, if the Transaction is not consummated, NB Management and Lipper L.LC. will each bear its own expenses incurred in relation to the Transaction.

     Consummation of the Neuberger Fund Transaction is subject to certain conditions relating to the Reorganization Plan as set forth below:

     o    approval of the Reorganization Plan by shareholders of Neuberger Fund;


     o    receipt of certain legal opinions described in the Reorganization
          Plan;

     o continuing material accuracy of the representations and warranties in the Reorganization Plan; and

     o    performance in all material respects of the Reorganization Plan.

BOARD CONSIDERATIONS

     At a meeting held on May 17, 2002, the Neuberger Board, including all of the Independent Trustees in attendance (except one member who recused himself), determined that the Transaction is in the best interests of Neuberger Fund and Acquiring Fund, respectively, and their shareholders and that the interests of shareholders in Neuberger Fund and Acquiring Fund, respectively, will not be diluted as a result of the Transaction. In recommending the Transaction, NB Management indicated that the Transaction would eliminate the expense of maintaining Neuberger Fund as a separate series of the Trust (i.e., fund accounting, legal, audit, shareholder reporting, custodial expenses, etc.), producing economies of scale in Acquiring Fund and making it more marketable, and eliminating the need for further expense reimbursements with respect to Neuberger Fund. In light of recent events affecting Lipper L.P. and certain of its affiliates (see "Events Preceding the Transaction," page 35), the Neuberger Board inquired in detail about Neuberger Berman Inc.'s due diligence of those events, about whether and to what extent they may have affected Lipper Fund, and about the valuation and liquidity of Lipper Fund's portfolio securities.

     In considering the Transaction, the Neuberger Board considered the following factors, among others:

     (1) the small asset base of Neuberger Fund and its failure to attract new assets;

     (2) the effect of the Transaction will be to place Neuberger Fund shareholders' assets in another series of Trust having the most nearly similar investment strategy with a minimum of administrative burden to shareholders;

     (3) the status of the Transaction as a tax-free transaction;

     (4) the compatibility of the different investment objectives and strategies of Neuberger Fund and Acquiring Fund, as a result of which the portfolio resulting from the proposed Transactions is not expected to require any significant restructuring;

     (5) Neuberger Funds' historical performance records and risk/reward ratios, expense ratios, past growth in assets, and their future prospects;

     (6) alternatives to the proposed Transactions, including maintaining the status quo;

     (7) the effect of the Transaction on the expense ratio of Acquiring Fund, namely, that the Transaction will permit the fixed costs of Acquiring Fund to be spread over a larger asset base, effectively bringing the assets of that Fund closer to the point where expenses borne by each shareholder will be reduced;

     (8) the fact that Wayne Plewniak will be the Senior Portfolio Manager and Daniella Lipper Coules and Robert S. Franklin will each be a Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group overseeing Acquiring Fund;

     (9) the sharing of costs of the Transactions between Lipper L.L.C. and NB Management; and

     (10) the benefit to NB Management, which is currently reimbursing Neuberger Fund for expenses exceeding 1.00%. Although NB Management would reimburse Acquiring Fund for expenses in excess of 1.00%, the size of the reimbursement, both as a percentage of net assets and as an absolute dollar amount, is expected to be lower because of Acquiring Fund's larger asset base.

     The Neuberger Board carefully reviewed certain "due diligence" materials related to Lipper & Company. After consideration of the factors and other relevant information, the Neuberger Board determined that the Neuberger Fund Transaction is in the best interests of Neuberger Fund and Acquiring Fund and their shareholders and unanimously approved the Reorganization Plan and directed that it be submitted to shareholders for approval. The Neuberger Board was advised by independent counsel in connection with the Transaction. THE NEUBERGER BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION PLAN AND THE TRANSACTIONS CONTEMPLATED THEREBY.

CAPITALIZATION

     Capitalization tables showing unaudited capitalization of Neuberger Fund's Investor Class shares, Acquiring Fund's Investor Class shares and unaudited capitalization of the Funds on a pro forma combined basis after the Transactions covered in this Prospectus/Proxy Statement have been completed are included in Appendix D.

FEDERAL INCOME TAX CONSEQUENCES

     The exchange of Neuberger Fund's assets for Acquiring Fund's Investor Class shares and the latter's assumption of Neuberger Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel ("Reorganization Opinion"), substantially to the effect that:

     (1) Acquiring Fund's acquisition of Neuberger Fund's assets in exchange solely for Acquiring Fund's Investor Class shares and the latter's assumption of Neuberger Fund's liabilities, followed by Neuberger Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Neuberger Fund shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Neuberger Fund will recognize no gain or loss on the transfer of its assets to Acquiring Fund in exchange solely for Investor Class shares of Acquiring Fund and the latter's assumption of Neuberger Fund's liabilities or on the subsequent distribution of those shares to Neuberger Fund's shareholders in constructive exchange for their Investor Class shares of Neuberger Fund;

     (3) Acquiring Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Investor Class shares and its assumption of Neuberger Fund's liabilities;

     (4) Acquiring Fund's basis in the transferred assets will be the same as Neuberger Fund's basis therein immediately before the Transaction, and Acquiring Fund's holding period for those assets will include Neuberger Fund's holding period therefor;

     (5) A Neuberger Fund shareholder will recognize no gain or loss on the constructive exchange of all its Investor Class shares of Neuberger Fund solely for Investor Class shares of Acquiring Fund pursuant to the Reorganization Plan; and

     (6) A Neuberger Fund shareholder's aggregate basis in Acquiring Fund shares it receives in the Transaction will be the same as the aggregate basis in its Neuberger Fund shares it constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include its holding period for those Neuberger Fund shares, provided the shareholder held them as capital assets on the Closing Date.

     The Opinion may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Acquiring Fund after the Transaction of pre-Transaction capital losses realized by Neuberger Fund could be subject to limitation in future years under the Code.

     Shareholders of Neuberger Fund should consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Transaction, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Transaction.

                             FOR PROPOSALS 1 AND 2

                    INFORMATION RELATING TO VOTING MATTERS
                       FOR LIPPER FUND AND NEUBERGER FUND

     The Lipper Board and the Neuberger Board are providing this Prospectus/ Proxy Statement in connection with the solicitation of proxies for use at the Meeting at which Lipper Fund shareholders will vote on the conversion of Lipper Fund into Acquiring Fund. Solicitation of proxies will occur principally by mail, but officers and service contractors of Lipper Fund may also solicit proxies by telephone, Internet, facsimile, or personal interview. Georgeson Shareholder Communications Corp. and Management Information Services Corp. have been hired to assist in the Lipper Fund proxy solicitation. For soliciting services, estimated proxy expenses total $15,328. Lipper L.L.C. and NB Management will equally bear all costs of solicitation.

     The Neuberger Board is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting at which Neuberger Fund shareholders will vote on the reorganization of Neuberger Fund into Acquiring Fund. Solicitation of proxies will occur principally by mail, but officers and service contractors of Neuberger Fund may also solicit proxies by telephone, telegraph, or personal interview. Georgeson Shareholder Communications Corp. and Management Information Services Corp. have been hired to assist in the Neuberger Fund proxy solicitation. For soliciting services, estimated proxy expenses total $11,548. Lipper L.L.C. and NB Management equally bear all costs of solicitation.

     If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Lipper Fund or Neuberger Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

     Only shareholders of Lipper Fund of record at the close of business on June 10, 2002 and shareholders of Neuberger Fund of record at the close of business on June 10, 2002 will be entitled to vote at their respective Funds' Meeting. On June 10, 2002, there were outstanding and entitled to be voted 4,031,874.174 shares of Retail Class of Lipper Fund, and 8,181,078.119 shares of Premier Class of Lipper Fund. On June 10, 2002, there were outstanding and entitled to vote 3,151,960.721 shares of Investor Class of Neuberger Fund. Each share or fractional share is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for your Fund's Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it "For," "Against" or "Abstain," the persons named as proxies will vote it "FOR" the Transaction. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. For information on adjournments of the Meeting, see "Quorum" below.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided.

     To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE, ON THE INTERNET OR IN PERSON. To vote by telephone, please call the toll free number listed on the enclosed proxy card. To vote on the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted on the Internet or by telephone. To vote in this manner, you will need the "control" number that appears on your proxy card. However, any proposal submitted to a vote at the meeting of a Fund's shareholders by anyone other than the officers or Board members of that Fund may be voted only in person or by written proxy. If we do not receive your completed proxy card by July 8, 2002, you may be contacted by Georgeson Shareholder Communications Corp. and Management Information Services Corp.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

SHAREHOLDER APPROVAL

     The Plans and the transactions contemplated by them are being submitted for approval at each Meeting in accordance with the provisions of the charter and bylaws of Corporation or Trust, as applicable. Under Corporation's charter and bylaws, its Transaction must be approved by a majority of the outstanding shares of common stock of Lipper Fund. Under Trust's trust instrument and by-laws, its Transaction must be approved by the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or (2) a majority of the outstanding shares of the Fund. Shareholders of mutual funds do not have appraisal rights.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on the Transaction, abstentions and broker non-votes will have the same effect as votes cast "AGAINST" the proposal. For Neuberger Fund shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the Neuberger Fund for which instructions are received.

     As of April 30, 2002, the following persons owned beneficially or of record 5% or more of the shares of Lipper Fund:

                                                                         ACQUIRING
                                                                        FUND SHARES
                                                            SHARES      TO BE OWNED
                                                          CURRENTLY      AFTER THE
                        NAME AND ADDRESS                    OWNED       TRANSACTION
-----------------------------------------------------------------------------------
RETAIL CLASS SHARES

                        Charles Schwab & Co. Inc.
                        Special Custody Account
                        For the Benefit of Our
                        Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104              71.37%        17.48%

                        FTC & Co
                        Datalynx A/C 268
                        P.O. Box 173736
                        Denver, CO 80217-3736                 5.59%         1.37%

PREMIER CLASS SHARES

                        Charles Schwab & Co. Inc.
                        Special Custody Account
                        For the Benefit of Our
                        Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104              21.64%        12.72%

                        National Financial Services Co.
                        FBO Exclusive Benefit of
                        Customers
                        One World Financial Center
                        200 Liberty Street
                        New York, NY 10281                    7.25%         4.26%

                                                                    ACQUIRING
                                                                   FUND SHARES
                                                       SHARES      TO BE OWNED
                                                     CURRENTLY      AFTER THE
                        NAME AND ADDRESS               OWNED       TRANSACTION
------------------------------------------------------------------------------
                        Bank Leumi Le Israel Corp.
                        Attn: John Derpich
                        420 Lexington Avenue,
                        10th Floor
                        New York, NY 10170              7.23%          4.25%

                        SEI Trust Co.
                        Attn: Mutual Fund
                        Administrator
                        One Freedom Valley Drive
                        Oaks, PA 19456                  5.92%          3.48%

                        The New York Blood Center
                        Account 2
                        Lawrence J Hannigan
                        310 East 67th Street
                        New York, NY 10021              5.17%          3.04%

     As of April 30, 2002, the directors and officers of Lipper Fund, as a group, owned beneficially less than 1.0 % of the outstanding shares of the Retail Class Shares and 4.83% of the Premier Class Shares.

     As of April 30, 2002, the following persons owned beneficially or of record 5% or more of the shares of Neuberger Fund:

                                                                      ACQUIRING
                                                                     FUND SHARES
                                                         SHARES      TO BE OWNED
                                                       CURRENTLY      AFTER THE
                        NAME AND ADDRESS                 OWNED       TRANSACTION
--------------------------------------------------------------------------------
INVESTOR CLASS SHARES

                        Neuberger Berman LLC
                        55 Water Street
                        New York, New York
                        10041-0004                        15.63%         2.62%
                        Neuberger Berman LLC
                        On behalf of client accounts
                        55 Water Street
                        New York, New York
                        10041-0004                         5.14%         0.86%

     As of May 16, 2002, the directors and officers of Neuberger Fund, as a group, owned beneficially 1.89 % of the outstanding shares of the Fund.

QUORUM; ADJOURNMENT

     A quorum of the Lipper Fund Meeting is constituted by a majority and of the Neuberger Fund Meeting is constituted by one-third of the shares of stock entitled to vote at the Meeting, present in person or represented by proxy. In the event that a quorum is not present at a Fund's Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Transaction are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies they are required to vote against such item "AGAINST" such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each series of Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     The Neuberger Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that series entitled to vote.

     Under Delaware law, the shareholders of a series will not be personally liable for the obligations of any series; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the trust instrument of Trust requires that every written obligation of Trust or a series contain a statement that such obligation may be enforced only against the assets of the Trust or a specific series and provides for indemnification out of Trust or series property of any shareholder nevertheless held personally liable for Trust or series obligations, respectively.

                   ADDITIONAL INFORMATION ABOUT LIPPER FUND,
                       NEUBERGER FUND AND ACQUIRING FUND

     Additional information about Lipper Fund is included in its Prospectus, dated April 30, 2002, ("Lipper Prospectus"), its Statement of Additional

Information, dated April 30, 2002 ("Lipper SAI") and its Annual Report for the fiscal year ended December 31, 2001 ("Lipper Report"), each of which has been filed with the SEC and is incorporated by reference herein. Copies of the Lipper Prospectus, Lipper SAI, and Lipper Report may be obtained without charge by calling The Lipper Funds, Inc at 800-547-7379.

     Additional information about Neuberger Fund is included in its Prospectus, dated February 11, 2002 ("Neuberger Prospectus"), its Statement of Additional Information, dated February 11, 2002 ("Neuberger SAI") and its Annual Report to Shareholders for the fiscal year ended October 31, 2001 ("Neuberger Report"), each of which has been filed with the SEC and is incorporated by reference herein. Copies of the Neuberger Prospectus, Neuberger SAI, and Neuberger Report may be obtained without charge by calling Trust at 800-877-9700.

     Lipper Fund and Neuberger Fund are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements file reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

     o At the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549;

     o    At the SEC's Regional Offices at 233 Broadway, New York, New York
          10279;

     o By writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information, 450 Fifth Street, N.W., Washington, D.C. at duplicating rates prescribed by the SEC;

     o    By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

     o On the SEC's EDGAR database on the SEC's Internet Web site at http://www.sec.gov.

     Acquiring Fund is in the process of filing its first registration statement with the SEC and does not yet have an effective prospectus or statement of additional information. Trust intends that the registration of Acquiring Fund as an open-end investment company will be effective prior to the date of completion of the Transaction. Acquiring Fund's Investor Class will assume the performance history and financial highlights of the Premier Class of Lipper Fund, if Lipper Fund shareholders approve the Transaction and certain other conditions are satisfied.

LEGAL MATTERS

     An opinion concerning certain legal matters pertaining to the legality of Acquiring Fund's shares will be provided by legal counsel to Neuberger Berman Income Funds, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1221.

EXPERTS

     The audited financial statements of Lipper Fund incorporated by reference in the Lipper SAI and included in the Lipper Report for the fiscal year ended December 31, 2001, have been audited by PricewaterhouseCoopers LLP, Lipper Fund's independent accountants. The independent accountants' report is included in the Lipper Report. These financial statements have been incorporated in the SAI by reference in reliance on PricewaterhouseCoopers LLP's report given on their authority as experts in auditing and accounting.

     The audited financial statements of Neuberger Fund incorporated by reference in the Neuberger SAI and included in the Neuberger Report for the fiscal year ended October 31, 2001 have been audited by Ernst & Young LLP, independent auditors. The independent auditors' report is included in the Neuberger Report. These financial statements have been incorporated in the SAI by reference in reliance on Ernst & Young LLP's report given on their authority as experts in auditing and accounting.

OTHER BUSINESS

     The Lipper Board and the Neuberger Board know of no other business to be brought before the Meetings of their respective Funds. However, if any other matters come before a Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

SHAREHOLDER INQUIRIES

     Lipper Fund shareholders may address inquiries regarding the Transaction to Lipper L.L.C. in writing at 101 Park Avenue, 6th Floor, New York, New York 10178-0694, or by telephoning 800-547-7379.

     Neuberger Fund shareholders may address inquiries regarding the Transaction to Neuberger Berman Inc. in writing at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or by telephoning 800-877-9700.

                                      * * *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING 1-888-221-0697 OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS LOCATED ON THE UPPER RIGHT OF YOUR PROXY CARD.

                                  APPENDIX A-1

                 FORM OF AGREEMENT AND PLAN OF CONVERSION AND
                                  TERMINATION

     THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is
made as of       , 2002, between NEUBERGER BERMAN INCOME FUNDS, a Delaware
business trust ("Trust"), on behalf of NEUBERGER BERMAN HIGH INCOME BOND FUND, a separate series thereof ("New Fund"), and The LIPPER FUNDS, INC., a Maryland corporation ("Corporation"), on behalf of its LIPPER HIGH INCOME BOND FUND series ("Old Fund"). (New Fund and Old Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Trust and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Trust on behalf of New Fund and by Corporation on behalf of Old Fund.

                                    RECITALS

     The Investment Companies wish to combine the businesses of Old Fund and Neuberger Berman High Yield Bond Fund, another series of Trust ("Target"), but for valid business reasons wish to continue the combined businesses in a new series of Trust (i.e., New Fund). To accomplish this objective, the Investment Companies intend (1) first to have Old Fund change its identity, form, and place of organization -- by converting to New Fund -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and (2) then to have New Fund acquire the assets and assume the liabilities of Target in a reorganization described in section 368(a)(1)(C) of the Code ("Other Reorganization") pursuant to a Plan of Reorganization and Termination to be adopted by Trust ("Reorganization Plan"), a form of which is attached hereto. The first reorganization will be implemented pursuant to this Agreement, while the Other Reorganization will be implemented pursuant to the Reorganization Plan.

     The Investment Companies intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Old Fund's assets to New Fund in exchange solely for voting shares of beneficial interest in New Fund and New Fund's assumption of Old Fund's liabilities, followed by the distribution of those shares pro rata to the holders of shares of common stock of Old Fund ("Old Fund Shares") in constructive exchange therefor, all on the terms and conditions set forth herein. All the transactions described in this paragraph are referred to herein as the "Reorganization."

     The Old Fund Shares are divided into two classes, designated Retail Class and Premier Class ("Retail Class Shares" and "Premier Class Shares," respec-

                                     A-1-1
tively). New Fund initially will offer a single class of shares of beneficial interest, designated Investor Class ("New Fund Shares"), but may at some time in the future offer additional classes of shares of beneficial interest.

                                   PROVISIONS

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.   PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

     (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) (i) New Fund Shares determined by dividing the net asset value ("NAV") of Old Fund (computed as set forth in paragraph 1.9) attributable to the Retail Class Shares by the NAV of a New Fund Share (determined as set forth in such paragraph) and (ii) New Fund Shares equal to the number of then outstanding full and fractional (so rounded) Premier Class Shares, and

     (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
2.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property Old Fund owns at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge, before the Effective Time, all its known Liabilities that are due and payable at or before that time.

     1.4. At or immediately before the Effective Time, Old Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Effective Time.

                                     A-1-2

     1.5. At the Closing, New Fund shall redeem the New Fund Share issued pursuant to paragraph 5.7 for the subscription price paid therefor. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Retail Class Shares shall be credited with the number of full and fractional New Fund Shares determined by dividing the aggregate NAV of the Retail Class Shares that Shareholder holds as of the Effective Time by the NAV of a New Fund Share, and the account for a Shareholder of Premier Class Shares shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Premier Class Shares that Shareholder holds as of the Effective Time). (All fractional shares referred to in this paragraph shall be rounded to the third decimal place.) All outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the transferor or the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     1.9. For purposes of paragraphs 1.1(a) and 1.5, (a) Old Fund's NAV shall be (i) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Old Fund's then-current prospectus and statement of additional information, less (ii) the amount of the Liabilities as of the Valuation Time, (b) the respective parts of such NAV attributable to the Retail Class Shares and the Premier Class Shares also shall be computed as of

                                     A-1-3
the Valuation Time by using such procedures, and (c) the NAV of a New Fund Share shall equal the NAV of a Premier Class Share as of the Valuation Time (because immediately after the issuance and delivery of New Fund Shares pursuant to paragraph 1.1(a) and before consummation of the Other Reorganization (if that occurs), there will be no outstanding New Fund Shares other than those so delivered), which NAV shall be determined by dividing the part of Old Fund's NAV attributable to the Premier Class Shares, as so computed, by the number of Premier Class Shares then outstanding. All such
computations and determinations shall be made by      in accordance with its
regular practices as      .

     1.10. If at the Valuation Time (a) the NYSE or another primary trading market for Old Fund's portfolio securities is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of Old Fund's NAV or determination of a Premier Class Share's NAV is impracticable, the Effective Time shall be postponed until (x) the first business day after the day when trading has been fully resumed and reporting has been restored or (y) any later date as to which the Investment Companies may agree.

2.   CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about September 6, 2002, or at such other place and/or on such other date as to which the Investment Companies may agree, concurrently with (and subject to) the consummation of the transactions contemplated by the Asset Purchase Agreement dated as of April 22, 2002, among Lipper & Company, L.P., Lipper & Company, L.L.C. ("Lipper Company"), and certain of their affiliates, and Neuberger Berman Inc. ("APA Closing"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time").

     2.2. Corporation shall deliver to Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth the adjusted basis and holding period, by lot, of all portfolio securities included therein and all other Assets. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) it will transfer the Assets it holds to New Fund's custodian at the Effective Time (or as soon as is reasonably practicable thereafter) and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Corporation's transfer agent shall deliver to Trust's transfer agent at the Closing a list, certified by an authorized officer thereof, of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares

                                     A-1-4
owned by each Shareholder, all as of the Effective Time. Trust's transfer agent shall deliver at the Closing (or as soon as is reasonably practicable thereafter) a certificate as to the opening of accounts in the Shareholders' names on New Fund's share transfer books. At the Closing, Trust or its transfer agent shall deliver a confirmation to Corporation evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Corporation that such New Fund Shares have been credited to Old Fund's account on New Fund's books.

     2.4. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

3.   REPRESENTATIONS AND WARRANTIES

     3.1. Corporation represents and warrants to Trust as follows:

          3.1.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; it has the power to carry on its business as now being conducted and to carry out this Agreement; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          3.1.2. Corporation is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

          3.1.3. Old Fund is a duly established and designated series of Corporation; and all Old Fund Shares have been duly authorized and are duly and validly issued and outstanding, fully paid, and non-assessable by Corporation;

          3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

          3.1.5. Old Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue

                                     A-1-5
     statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          3.1.6. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of Incorporation or Bylaws or of any agreement, instrument, lease, or other undertaking to which Corporation (with respect to Old Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Old
     Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

          3.1.7. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments (other than this Agreement and investment contracts, including options, futures, and forward contracts) (collectively, "Contracts") of or applicable solely to Old Fund will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, and provision for discharge of any liabilities of Old Fund under any Contracts applicable to Old Fund and others will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto; and Corporation shall use its reasonable best efforts to terminate such Contracts applicable solely to Old Fund or to provide for discharge of all such Old Fund liabilities, at or prior to the Effective Time, without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          3.1.8. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body (collectively "Litigation") is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to Old Fund or any of its properties or assets that would reasonably be expected to materially and adversely affect Old Fund's financial condition or the conduct of its business; and Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has formally determined that the Reorganization is in the best interests of Old Fund's shareholders; and,

                                     A-1-6
     subject to approval by Old Fund's shareholders, this Agreement constitutes a valid and legally binding obligation of Corporation (with respect to Old Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

          3.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Corporation's execution or performance of this Agreement, except for (a) Trust's filing with the Securities and Exchange Commission ("SEC") of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement") that describes the Reorganization and the Other Reorganization, and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          3.1.12. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information Trust furnishes for use therein;

          3.1.13. Old Fund incurred the Liabilities that remain at the Effective Time in the ordinary course of its business, and those Liabilities are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Corporation's financial statements referred to in paragraph 3.1.18 and Liabilities that Old Fund incurred in the ordinary course of its business subsequent to December 31, 2001, or otherwise disclosed to Trust in writing, none of which is materially adverse to the business, assets, or results of Old Fund's operations;

          3.1.14. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it

                                     A-1-7
     commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          3.1.15. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

          3.1.16. During the five-year period ending at the Effective Time, (a) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations without regard to section 1.368-1(e)(3)(i)(A) thereof) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          3.1.17. Old Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended December 31, 2001, have been timely filed, and all taxes payable pursuant to those returns have been timely paid; provided that, if the due date for any such return(s) for the taxable year ended December 31, 2001, has been extended beyond the Effective Time, Old Fund nevertheless will file such return(s) and pay all taxes payable pursuant thereto before the Effective Time;

          3.1.18. Corporation's audited financial statements for the year ended December 31, 2001, which have been delivered to Trust, fairly represent, in all material respects, Old Fund's financial position as of such date and the results of its operations and changes in its net assets for the period then ended;

          3.1.19. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights issued by it pursuant to which any person could acquire Old Fund Shares;

          3.1.20. The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

                                     A-1-8

          3.1.21. Old Fund will not be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses").

     3.2. Trust represents and warrants to Corporation (a) that all the statements with respect to Target specified in paragraphs 4.1 and 4.3.1 --
4.3.14 of the Reorganization Plan will be true and correct as of the Effective Time (as defined in the Reorganization Plan) of the Other Reorganization and
(b) as follows:

          3.2.1. Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; it has the power to carry on its business as now being conducted and to carry out this Agreement; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

          3.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Trust;

          3.2.4. New Fund has not commenced operations and will not do so until after the Closing; and before the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by it, except as provided in paragraph 5.7;

          3.2.5. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          3.2.6. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by Trust;

          3.2.7. At the Effective Time, New Fund's prospectus and statement of additional information included in Trust's post-effective amendment filed on Form N-1A ("N-1A") will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          3.2.8. New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of Trust's

                                     A-1-9

     Amended and Restated Trust Instrument ("Trust Instrument") or By-Laws or of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

          3.2.9. Except as otherwise disclosed in writing to and accepted by Corporation, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and (b) Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.2.10. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Corporation's board of directors, the "Boards"); and this Agreement constitutes a valid and legally binding obligation of Trust (with respect to New Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.2.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for Trust's execution or performance of this Agreement, except for (a) Trust's filing with the SEC of the Registration Statement, the N-1A, and an application for an exemptive order under section 17(a) of the 1940 Act regarding the Other Reorganization ("Section 17(a) Application") and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          3.2.12. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information Corporation furnishes for use therein;

                                     A-1-10

          3.2.13. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will qualify for treatment as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for all future taxable years;

          3.2.14. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          3.2.15. There is no plan or intention for New Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

          3.2.16. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company and shares issued pursuant to the Other Reorganization; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of New Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act;

          3.2.17. New Fund will not be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are Reorganization Expenses; and

          3.2.18. If the Reorganization is consummated, New Fund will treat each Shareholder that receives New Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

     3.3. Each Investment Company represents and warrants to the other as follows (assuming that the other Investment Company's representations and warranties in paragraphs 3.1 or 3.2, as applicable, are true and correct and it complies with its covenants made in paragraph 4):

                                     A-1-11

          3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it constructively surrenders in exchange therefor;

          3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund,
     (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

          3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          3.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by New Fund and those to which the Assets are subject;

          3.3.5. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

          3.3.6. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Investment Companies' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

          3.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares such Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the con-

                                     A-1-12
     sideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          3.3.8. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.16 and 3.2.16 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time.

4.   COVENANTS

     4.1. Corporation covenants to operate Old Fund's business in the ordinary course between the date hereof and the Closing, it being understood that --

     (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by Old Fund's normal business activities and

     (b) Old Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Old Fund shall not dispose, outside the ordinary course of its business, of more than an insignificant portion of its historic business assets (as defined in paragraph 3.2.14) during that period without Trust's prior consent.

     4.2. Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement ("Shareholders' Meeting").

     4.3. Corporation covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4. Corporation covenants that Old Fund's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

     4.5. Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     4.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may reasonably deem necessary or desirable in order to vest in, and confirm to,
(a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7. Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to conduct operations after the Effective Time.

                                     A-1-13

     4.8. The Investment Companies agree that, as of the Effective Time, neither Fund shall have any right to the name "Lipper High Income Bond Fund," except to the extent New Fund, its investment adviser, administrator, and/or distributor may be required to refer thereto in describing New Fund's history in disclosure documents and discretionary advertising.

     4.9. Corporation covenants to promptly disclose in writing to Trust any Litigation that is pending or (to Corporation's knowledge) threatened against Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business.

     4.10. Trust covenants that it will effect the Other Reorganization, if at all, only in accordance with the description thereof set forth in the Approved N-14 (as defined herein) and in a manner such that it will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code.

     4.11. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT

     Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time in all material respects,
(b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, (c) the concurrence of the Closing and the APA Closing, and (d) the following further conditions that, at or before the Effective Time:

     5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and shall have been approved by Old Fund's shareholders in accordance with Corporation's Articles of Incorporation and By-Laws and applicable law.

     5.2. All necessary filings (including the Section 17(a) Application) shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the Reorganization. The Registration Statement and the N-1A shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby

                                     A-1-14
under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company reasonably deems necessary to permit consummation, in all material respects, of the Reorganization shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on Old Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     5.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Reorganization.

     5.4. Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, Trust's counsel ("Trust Counsel") substantially to the effect that:

          5.4.1. At the Effective Time, New Fund will be a duly established series of Trust, a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under the Trust Instrument to own all its properties and assets and, to Trust Counsel's knowledge, to carry on its business as presently conducted;

          5.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of New Fund and (b) assuming that this Agreement is the valid and legally binding obligation of Corporation on behalf of Old Fund, is a valid and legally binding obligation of Trust with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          5.4.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          5.4.4. The execution and delivery of this Agreement by Trust did not, and the performance of its obligations hereunder will not, materially violate any provision of the Trust Instrument or Trust's By-Laws or of any agreement set forth on the attached Schedule 5.4.4 to which Trust (with respect to New Fund) is a party or by which it is bound or (to Trust Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to Trust Counsel (without any independent inquiry or investigation) issued by a court or governmental body to which Trust (with respect to New Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

                                     A-1-15

          5.4.5. To Trust Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any District of Columbia, Delaware, or federal court or governmental authority is required for the performance by Trust on behalf of New Fund of its obligations hereunder, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws [or Delaware law requirements to be identified];

          5.4.6. Trust is registered with the SEC as an open-end investment company, and to Trust Counsel's knowledge (after independent inquiry and investigation) no order has been issued or proceeding instituted to suspend such registration;

          5.4.7. To Trust Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to New Fund); and Trust Counsel has not been retained in any litigation, administrative proceeding, or investigation of or before any court or governmental body to which Trust (with respect to New Fund) is a party or subject in the course of which any order, decree, or judgment has been issued or rendered that materially and adversely affects New Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation; and

          5.4.8. The Registration Statement and the N-1A have become effective under the 1933 Act, and no order has been issued or proceeding instituted to suspend the effectiveness of either.

In rendering such opinion, Trust Counsel may (1) rely (exclusively and without verification), as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Trust Counsel who have devoted substantive attention to matters directly related to New Fund, this Agreement, and/or the Reorganization, and (5) include therein other customary exceptions reasonably acceptable to Corporation Counsel (as defined below).

     5.5. Trust shall have received an opinion of Simpson Thacher & Bartlett, Corporation's counsel ("Corporation Counsel"), substantially to the effect that:

          5.5.1. Old Fund is a duly established series of Corporation, a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Corporation Counsel's knowledge, to carry on its business as presently conducted;

                                     A-1-16

          5.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Old Fund and (b) assuming that this Agreement is the valid and legally binding obligation of Trust on behalf of New Fund, is a valid and legally binding obligation of Corporation with respect to Old Fund, enforceable in accordance with its terms, except as the same may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          5.5.3. The execution and delivery of this Agreement by Corporation did not, and the performance of its obligations hereunder will not, materially violate any provision of Corporation's Articles of Incorporation or By-Laws or of any agreement set forth on the attached Schedule 5.5.3 to which Corporation (with respect to Old Fund) is a party or by which it is bound or (to Corporation Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to Corporation Counsel (without any independent inquiry or investigation) issued by a court or governmental body to which Corporation (with respect to Old Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

          5.5.4. To Corporation Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any New York, Maryland, or federal court or governmental authority is required for performance by Corporation on behalf of Old Fund of its obligations hereunder, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws [or Maryland law requirements to be identified];

          5.5.5. Corporation is registered with the SEC as an open-end investment company, and to Corporation Counsel's knowledge (after independent inquiry and investigation) no order has been issued or proceeding instituted to suspend such registration; and

          5.5.6. To Corporation Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Old Fund) or any of its properties or assets attributable or allocable to Old Fund; and Corporation Counsel has not been retained in any litigation, administrative proceeding, or investigation of or before any court or governmental body to which Corporation (with respect to Old Fund) is a party or subject in the course of which any order, decree, or judgment has been issued or rendered that materially and adversely affects Old Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

                                     A-1-17

In rendering such opinion, Corporation Counsel may (1) rely (exclusively and without verification), as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Corporation Counsel who have devoted substantive attention to matters directly related to Old Fund, this Agreement, and/or the Reorganization, and (5) include therein other customary exceptions reasonably acceptable to Trust Counsel.

     5.6. Each Investment Company shall have received an opinion of Trust Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Trust Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Trust Counsel may treat as representations made to it, and in separate letters addressed to Trust Counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          5.6.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          5.6.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

          5.6.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

          5.6.4. New Fund's basis in the Assets will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

          5.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

                                     A-1-18

          5.6.6. A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided the Shareholder held them as capital assets at the Effective Time; and

          5.6.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, New Fund will take into account Old Fund's tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 5.6.2 and 5.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     5.7. Prior to the Closing, Trust's trustees (on behalf of and with respect to New Fund) shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Trust or an affiliate thereof in consideration of
the payment of $     for the purpose of enabling Trust to vote on the advisory
agreement referred to in paragraph 5.8.

     5.8. Trust (on behalf of and with respect to New Fund) shall have entered into or approved (a) an advisory agreement with Neuberger Berman Management Inc. ("NBMI"), in conjunction with Neuberger Berman, LLC as subadviser, that is substantially similar in form to the existing advisory agreement between NBMI and Trust with respect to Target, (b) a distribution agreement with NBMI, and
(c) other agreements necessary for New Fund's operation as a series of an open-end investment company substantially as described in the Registration Statement as approved by Corporation's Board on May 16, 2002 ("Approved N-14"). Each such agreement and plan shall have been approved by Trust's trustees and, to the extent required by law (as interpreted by SEC staff positions), by such of those trustees who are not "interested persons" (as defined in the 1940 Act) thereof.

     5.9. New Fund's investment objectives and policies, fundamental and non-fundamental investment restrictions, fee and expense structure, brokerage practices, and practices with respect to purchases, redemptions, and exchanges of its shares shall be substantially as described in the Approved N-14. At the Effective Time, at least 75% of the members of Trust's Board shall not be "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of NBMI or Lipper Company.

                                     A-1-19

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except the condition set forth in paragraph 5.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests; provided that an Investment Company may not waive a condition to be fulfilled by it for the benefit of the other Investment Company. Notwithstanding anything in this paragraph 5 to the contrary, the conditions set forth in paragraphs 5.7, 5.8, and 5.9 shall not be conditions to Trust's obligations hereunder. For avoidance of doubt, the consummation of the Other Reorganization shall not be a condition to either Investment Company's obligations hereunder.

6.   BROKERAGE FEES AND EXPENSES

     6.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments from it in connection with the transactions provided for herein.

     6.2. All Reorganization Expenses associated with the Reorganization and the Other Reorganization shall be borne equally by NBMI (New Fund's investment manager) and Lipper Company (Old Fund's investment adviser); provided that if such transactions are not ultimately consummated, each such entity shall bear its own expenses incurred in furtherance thereof.

7.   ENTIRE AGREEMENT; SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive for one year after the earlier to occur of
(1) the Closing or (2) termination of this Agreement.

8.   TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time that is not cured within 15 days after written notice of such breach, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met by the date referred to in clause (d), (c) if a final order or decision of an administrative body or court having jurisdiction makes consummation of the Reorganization illegal, or (d) if the Closing has not occurred on or before [October 15, 2002], provided that an Investment Company may not terminate this Agreement pursuant to clauses (b) or (d) if its failure to satisfy its

                                     A-1-20
obligations hereunder is the cause of, or results in, the condition referred to in clause (b) not being met or the Closing's not occurring by such date, respectively; or

     8.2. By the Investment Companies' mutual written agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, there shall be no liability for damages on the part of either Investment Company, or its directors/trustees or officers, to the other Investment Company.

9.   AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the Investment Companies; provided that following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  MISCELLANEOUS

     10.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (except to the extent otherwise provided in paragraphs 10.3 and 10.4); provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     10.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Investment Companies and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     10.3. Corporation acknowledges that (a) Trust is a business trust organized in series form, as permitted by the Delaware Business Trust Act ("Trust Act"), (b) this Agreement is executed by Trust on behalf of New Fund and by its trustees and/or officers in their capacities as such and not individually, (c) pursuant to sections 3803 and 3804(a) of the Trust Act, Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders (the last of whom are entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the Delaware corporation law) but are only binding on and enforceable against the assets and property of New Fund and no other series thereof, and (d) pursuant to sections 3803(b) and
(c) of the Trust Act, a trustee, officer, employee, or manager of Trust or other person acting for Trust pursuant to section 3806(b)(7) of the Trust Act shall not be personally liable hereunder to Corporation or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Corporation agrees that, in asserting any rights or claims under this Agreement on behalf of Old Fund, it may look only to New Fund's assets and property -- and to such trustees or officers only to the extent permitted by Delaware law -- in settlement of such rights and claims.

                                     A-1-21

     10.4. Trust agrees that, in asserting any rights or claims under this Agreement on behalf of New Fund, it may look only to Old Fund's assets and property -- and to Corporation's directors or officers only to the extent permitted by Maryland law -- in settlement of such rights and claims.

     10.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each Investment Company has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                        NEUBERGER BERMAN INCOME
                               FUNDS, on behalf of its series, Neuberger
                               Berman High Income Bond Fund

                               By:
--------------------------        --------------------------------------
      Secretary                President

ATTEST:                        THE LIPPER FUNDS, INC., on behalf of
                               its series, Lipper High Income Bond Fund

                               By:
--------------------------        --------------------------------------
      Secretary                President

                                    A-1-22

                                  APPENDIX A-2

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

     THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), effective as of
    , 2002, is adopted by Neuberger Berman Income Funds, a Delaware business trust ("Trust"), on behalf of Neuberger Berman High Income Bond Fund ("Acquiring Fund") and Neuberger Berman High Yield Bond Fund ("Target"), each a segregated portfolio of assets ("series") thereof (each a "Fund").

     Trust and The Lipper Funds, Inc. ("Corporation") (collectively "Investment Companies") wish to combine the businesses of Lipper High Income Bond Fund, a series of Corporation ("Lipper Fund"), and Target, but for valid business reasons wish Acquiring Fund to continue the combined businesses. To accomplish this objective, the Investment Companies intend (1) first to have Lipper Fund change its identity, form, and place of reorganization -- by converting to Acquiring Fund -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code") ("Other Reorganization"), and (2) then to have Acquiring Fund acquire the assets and assume the liabilities of Target in a reorganization described in section 368(a)(1)(C) of the Code ("Reorganization"). The Other Reorganization will be implemented pursuant to an Agreement and Plan of Conversion and Termination ("Agreement") entered into by the Investment Companies, while the Reorganization will be implemented pursuant to this Plan.

     Trust intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The Reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting Investor Class shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein.

     Trust is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and a copy of its Trust Instrument ("Trust Instrument") is on file with the Secretary of the State of Delaware. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.

     Each Fund is a duly established and designated series of Trust. Target has a single class of shares. Acquiring Fund initially will offer a single class of shares, designated Investor Class (i.e., the Acquiring Fund Shares), which are substantially similar to the Target Shares, but may at some time in the future offer additional classes of shares.

                                     A-2-1

1.   PLAN OF REORGANIZATION AND TERMINATION

     1.1. At the Closing (as defined in paragraph 3.1), Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph
1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

     (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

     (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

                                     A-2-2

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.   VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Trust's then-current prospectus and statement of additional information ("P/SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the P/SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Management Incorporated ("NB Management").

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about September 6, 2002, or at such other place and/or on such other date (but not before the date the Other Reorganization is consummated) Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("Effective Time"), provided that if the Closing and consummation of the Other Reorganization occur on the same day, the Effective Time shall be immediately after such consummation. If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

                                     A-2-3

     3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.   CONDITIONS PRECEDENT

     4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

          4.1.1. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.2. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.1.3. Target is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

                                     A-2-4

          4.1.4. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.5. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.6. Target incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Trust's financial statements referred to in paragraph
     4.1.12 and Liabilities that Target incurred in the ordinary course of its business subsequent to October 31, 2001, or otherwise disclosed to Corporation in writing, none of which is materially adverse to the business, assets, or results of Target's operations;

          4.1.7. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          4.1.8. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

          4.1.9. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations without regard to section 1.368-1(e)(3)(i)(A) thereof) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series

                                     A-2-5
     of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          4.1.10. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.11. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2001, have been timely filed and all taxes payable pursuant to those returns have been timely paid; provided that, if the due date for any such return(s) for the taxable year ended October 31, 2001, has been extended beyond the Effective Time, Target nevertheless will file such return(s) and pay all taxes payable pursuant thereto before the Effective Time;

          4.1.12. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.13. Trust's audited financial statements for the year ended October 31, 2001, which have been delivered to Corporation, fairly represent, in all material respects, Target's financial position as of such date and the results of its operations and changes in its net assets for the period then ended;

          4.1.14. As of the Effective Time, Target will not have outstanding any warrants, options, convertible securities, or any other type of rights issued by it pursuant to which any person could acquire Target Shares; and

          4.1.15. The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before the Effective
Time:

          4.2.1. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder (a) at the Effective Time will have been duly authorized and duly

                                     A-2-6
     registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (b) when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;

          4.2.3. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

          4.2.4. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.5. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for all future taxable years; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.6. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

                                     A-2-7

          4.2.7. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.8. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

          4.2.9. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

          4.2.10. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

          4.2.11. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

          4.2.12. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

     4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

          4.3.1. At the Effective Time, the Other Reorganization will have been consummated in accordance with the Agreement;

          4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

                                     A-2-8

          4.3.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                                     A-2-9

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

          4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses");

          4.3.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.9, 4.2.6, and 4.2.10 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

          4.3.12. This Plan has been duly authorized by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.3.13. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's adoption of this Plan, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/ proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.3.14. On the effective date of the Registration Statement and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.3.15. All necessary filings will have been made with the SEC and state securities authorities, and no order or directive will have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement will have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof will have been issued, and the SEC will not have issued

                                     A-2-10
     an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby will have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

          4.3.16. At the Effective Time, no action, suit, or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

          4.3.17. Trust will have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

               (a) Each Fund is a duly established series of Trust, a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under the Trust Instrument to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

               (b) This Plan (1) has been duly authorized and adopted by Trust on behalf of each Fund and (2) is a valid and legally binding obligation of Trust with respect to each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

               (c) The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Plan, assuming their due delivery as contemplated hereby, will be duly authorized and validly issued and outstanding and fully paid and non-assessable by Trust;

               (d) The adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Trust Instrument or Trust's By-Laws or of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to either Fund) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to either Fund) is a party or by which it is bound, except as set forth in such opinion;

               (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any

                                     A-2-11
          court or governmental authority is required for the consummation by Trust on behalf of either Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

               (f) Trust is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

               (g) To Counsel's knowledge (without any independent inquiry or investigation), (1) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to either Fund) or any of its properties or assets attributable or allocable to either Fund and (2) Trust (with respect to each Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects either Fund's business, except as set forth in such opinion.

     In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Plan and the Reorganization; and

          4.3.18. Trust will have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

               (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                                     A-2-12

               (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

               (c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

               (d) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

               (e) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

               (f) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

     Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     4.4. For purposes of paragraphs 4.2.5, 4.2.9, and 4.2.10, references to "Acquiring Fund" shall be deemed to include Lipper Fund to the extent such paragraphs refer to past events.

     4.5. At any time before the Closing, Trust may waive any of the conditions set forth in this paragraph 4 if, in the judgment of its board of trustees, that waiver will not have a material adverse effect on either Fund's shareholders' interests.

5.   TERMINATION AND AMENDMENT OF PLAN

     5.1. Trust's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Effective Time if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

                                     A-2-13

     5.2. Trust's trustees may amend, modify, or supplement this Plan at any time in any manner; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

6.   MISCELLANEOUS

     6.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     6.2. All Reorganization Expenses associated with the Reorganization and the Other Reorganization shall be borne equally by NB Management (the Funds' investment manager) and Lipper & Company, L.L.C. (Lipper Fund's investment adviser); provided that if such transactions are not ultimately consummated, each such entity shall bear its own expenses incurred in furtherance thereof.

     6.3. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

     6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than the Funds but are only binding on and enforceable against the respective Funds' property. Each Fund, in asserting any rights or claims under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                     A-2-14

                                   APPENDIX B

               INFORMATION RELATING TO BUYING AND SELLING SHARES
                   OF ACQUIRING FUND'S INVESTOR CLASS SHARES

SHARE PRICES

     Because Investor Class Shares of Acquiring Fund do not have sales charges, the price you pay for each share is Acquiring Fund's net asset value per share. Similarly, because there are no fees for selling shares, Acquiring Fund pays you the full share price when you sell shares.

     Acquiring Fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Acquiring Fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the New York Stock Exchange, Acquiring Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, Acquiring Fund would post a notice on the Neuberger Berman website www.nb.com. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted. (See "Maintaining Your Account" for instructions on placing orders.) We cannot accept your purchase order until payment has been received. The Acquiring Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by Acquiring Fund could change on days when you can't buy or sell shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The price of Investor Class Shares of Acquiring Fund is the total value of the assets attributable to Investor Class minus the liabilities attributable to that class, divided by the total number of Investor Class shares outstanding. The share price of Acquiring Fund typically changes every business day.

     When valuing portfolio securities, Acquiring Fund uses bid quotations. When Acquiring Fund believes a quotation does not reflect a security's current market value, Acquiring Fund may substitute for the quotation a fair-value estimate made according to methods approved by its trustees. Acquiring Fund may also use these methods to value certain types of illiquid securities. Acquiring Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.

Investment Providers

     The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs and financial advisers.

     The fees and policies outlined in this prospectus are set by Acquiring Fund and by Neuberger Berman Management. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

PRIVILEGES AND SERVICES

     As a Neuberger Berman fund shareholder, you have access to a range of services to make investing easier:

     Systematic Investments -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

     Systematic Withdrawals -- This plan lets you arrange withdrawals of at least $100 from Acquiring Fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     Electronic Bank Transfers -- When you sell Acquiring Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

     Internet Access -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

     FUNDfone (Registered Trademark) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange Acquiring Fund shares.

Dollar Cost Averaging

     Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount -- say, $100 a month -- you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

     Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

Distributions -- Acquiring Fund pays out to shareholders any net income and net capital gains. Ordinarily, Acquiring Fund declares income dividends daily and pays them monthly. Acquiring Fund makes any capital gain distributions once a year (in December).

     Unless you tell us otherwise, your income and capital gain distributions from Acquiring Fund will be reinvested in Acquiring Fund. However, if you prefer you may:

     o    receive all distributions in cash

     o reinvest capital gain distributions, but receive income distributions in cash

     Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Investor Class shares of another NB fund of the same account registration. To take advantage of one of these options, please indicate your choice on your application.

     How distributions are taxed -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all Acquiring Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them.

     Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

     Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long Acquiring Fund held the securities it sold, not when you bought your shares of Acquiring Fund, or whether you reinvested your distributions.

     How share transactions are taxed -- When you sell or exchange Acquiring Fund shares, you generally realize a taxable gain or loss. The exceptions, once again, are tax-advantaged retirement accounts and other tax-exempt investors.

Buying Shares Before a Distribution

     The money Acquiring Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Neuberger Fund shares or paid to shareholders in cash.

     Because of this, if you buy shares of Acquiring Fund just before Acquiring Fund makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the distribution has been made.

     Generally, if you're investing in a tax-advantaged account, there are no tax consequences to you from distributions.

Taxes and You

     The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

     How can you figure out your tax liability on Acquiring Fund distributions and share transactions? One helpful tool is the tax statement that we send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

     Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

MAINTAINING YOUR ACCOUNT

     When you buy shares -- Instructions for buying shares are under "Buying Shares." Whenever you make an initial investment in Acquiring Fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

     When you purchase shares you will receive the next share price calculated after your payment is received. Dividends will not be earned or accrued until the day after our transfer agent received payment.

     When you sell shares -- Instructions for selling shares are under "Selling Shares." You can place an order to sell some or all of your shares at any time. You will receive the dividends earned and accrued by Acquiring Fund on the day you sell your shares. The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

     o in unusual circumstances where the law allows additional time if needed

     o if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

     Acquiring Fund does not issue certificates for shares. If you have share certificates, the only way to redeem those shares is by sending in the certificates. Also, if you lose a certificate, you will be charged a fee to replace it.

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.

     In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:

     o    when selling more than $50,000 worth of shares

     o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

     o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

     When selling shares in an account that you do not intend to close, be sure to leave at least $2,000 worth of shares in the account. Otherwise, Acquiring Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you any proceeds by mail.

     Uncashed checks -- We do not pay interest on uncashed checks from Acquiring Fund distributions or the sale of Acquiring Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for replacement.

     Statements and confirmations -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     When you exchange shares -- You can move money from Acquiring Fund to another Neuberger Berman fund through an exchange of shares. There are three things to remember when making an exchange:

     o    both accounts must have the same registration

     o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

     o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

     The exchange program is available to all shareholders in Acquiring Fund, but can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

     Placing orders by telephone -- Acquiring Fund investors have the option of placing telephone orders, subject to certain restrictions. On certain non-retirement accounts, this option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as Acquiring Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

     Other policies -- Under certain circumstances, Acquiring Fund reserves the right to:

     o    suspend the offering of shares

     o    reject any exchange or investment order

     o    change, suspend, or revoke the exchange privilege

     o    suspend the telephone order privilege

     o satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

     o suspend or postpone your right to sell fund shares on days when the New York Stock Exchange is closed, or as otherwise permitted by the SEC

     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investor

Backup Withholding

     When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, the IRS requires Acquiring Fund to deduct back-up withholding from all money you receive from Acquiring Fund whether from selling shares or from distributions. We are also required to withhold, based at the current tax rate, money you receive from distributions if the IRS tells us that you are subject to backup withholding.

     If the appropriate ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid backup withholding. This 60-day grace period is not available on any other type of account. For information on custodial accounts, call 800-877-9700.

Signature Guarantees

     A signature guarantee is a guarantee that your signature is authentic.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     A notarized signature from a notary public is not a signature guarantee.

Conversion to the Euro

     Like other mutual funds, Acquiring Fund could be affected by problems relating to the conversion of European currencies into the Euro, which began 1/1/99 and extends to 7/1/02.

     At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in Acquiring Fund's portfolio will be affected by this issue.

     At the same time, it is impossible to know whether the ongoing conversion, which could disrupt Acquiring Fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.

BUYING SHARES

METHOD               THINGS TO KNOW                                   INSTRUCTIONS
--------------------------------------------------------------------- ---------------------------------------------------
Sending us a check   Your first investment must be at least $2,000    Fill out the application and enclose your check
                     Additional investments can be as little as       If regular first-class mail, address to:
                     $100                                             Neuberger Berman Funds
                                                                      Boston Service Center
                     We cannot accept cash, money orders, starter     P.O. Box 8403
                     checks, or travelers checks                      Boston, MA 02266-8403

                     You will be responsible for any losses or fees   If express delivery, registered mail, or certified
                     resulting from a bad check; if necessary, we     mail, send to:
                     may sell other shares belonging to you in        Neuberger Berman Funds
                     order to cover these losses                      c/o State Street Bank and Trust Company
                                                                      66 Brooks Drive
                     All checks must be made out to "Neuberger        Braintree, MA 02184-3839
                     Berman Funds;" we cannot accept checks
                     made out to you or other parties and signed
                     over to us
--------------------------------------------------------------------- ---------------------------------------------------
Wiring money         A wire for a first investment must be for at     Before wiring any money, call 800-877-9700 for an
                     least $2,000                                     order confirmation

                     Wires for additional investments must be for     Have your financial institution send your wire to
                     at least $1,000                                  State Street Bank and Trust Company

                                                                      Include your name, the fund name, your account
                                                                      number and other information as requested
--------------------------------------------------------------------- ---------------------------------------------------

METHOD            THINGS TO KNOW                                INSTRUCTIONS
--------------------------------------------------------------- ---------------------------------------------------------------
Exchanging from   An exchange for a first investment must be    Call 800-877-9700 to place your order
another fund      for at least $2,000
                                                                To place an order using FUNDfone (Registered Trademark) , call
                  Exchanges for additional investments must     800-335-9366
                  be for at least $1,000

                  Both accounts involved must be registered in the same name, address and tax ID number

                  An exchange order cannot be cancelled or
                  changed once it has been placed
--------------------------------------------------------------- ---------------------------------------------------------------
By telephone      We do not accept phone orders for a first     Call 800-877-9700 to notify us of your purchase
                  investment
                                                                Immediately follow up with a wire or electronic
                  Additional investments must be for at least   transfer
                  $1,000
                                                                To add shares to an existing account using
                  Shares will be purchased upon receipt of      FUNDfone (Registered Trademark) , call 800-335-9366
                  your money by our transfer agent

                  Not available on retirement accounts
--------------------------------------------------------------- ---------------------------------------------------------------
Setting up        All investments must be at least $100         Call 800-877-9700 for instructions
systematic
investments
--------------------------------------------------------------- ---------------------------------------------------------------

Retirement Plans

     We offer investors a number of tax-advantaged plans for retirement saving:

     TRADITIONAL IRAs allow money to grow tax-deferred until you take it out at retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

     ROTH IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

     Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan.

Selling Shares



METHOD                THINGS TO KNOW                                    INSTRUCTIONS
----------------------------------------------------------------------- -----------------------------------------------------
Sending us a letter   Unless you tell us otherwise, we will mail        Send us a letter requesting us to sell shares signed
                      your proceeds by check to the address of          by all registered owners; include your name,
                      record, payable to the registered owner(s)        account number, the fund name, the dollar amount
                                                                        or number of shares you want to sell, and any
                      If you have designated a bank account on          other instructions
                      your application, you can request that we
                      wire the proceeds to this account; if the total   If regular first-class mail, address to:
                      balance in all of your Neuberger Berman           Neuberger Berman Funds
                      fund accounts is less than $200,000, you will     Boston Service Center
                      be charged an $8.00 wire fee                      P.O. Box 8403
                                                                        Boston, MA 02266-8403
                      You can also request that we send the
                      proceeds to your designated bank account          If express delivery, registered mail, or certified
                      by electronic transfer without fee                mail, send to:
                                                                        Neuberger Berman Funds
                      You may need a signature guarantee                c/o State Street Bank and Trust Company
                                                                        66 Brooks DriveBraintree, MA 02184-3839
----------------------------------------------------------------------- -----------------------------------------------------
Sending us a fax      For amounts of up to $50,000                      Write a request to sell shares as described above

                      Not available if you have changed the             Call 800-877-9700 to obtain the appropriate fax
                      address on the account by phone, fax, or          number and to make sure it arrived and is in good
                      postal address change in the past 15 days         order
----------------------------------------------------------------------- -----------------------------------------------------

METHOD            THINGS TO KNOW                                   INSTRUCTIONS
-----------------------------------------------------------------  -----------------------------------------------------------------
Calling in your   All phone orders to sell shares must be for      Call 800-877-9700 to place your order
order             at least $1,000, unless you are closing out an
                  account                                          Give your name, account number, the fund name,
                                                                   the dollar amount or number of shares you want
                  Not available if you have declined the phone     to sell, and any other instructions
                  option or are selling shares in certain
                  retirement accounts                              To place an order using FUNDfone (Registered Trademark),
                                                                   call 800-335-9366
                  Not available if you have changed the
                  address on the account by phone, fax, or
                  postal address change in the past 15 days
-----------------------------------------------------------------  -----------------------------------------------------------------
Exchanging into   All exchanges must be for at least $1,000        Call 800-877-9700 to place your order
another fund
                  Both accounts involved must be registered        To place an order using FUNDfone (Registered Trademark),
                  in the same name, address and tax ID             call 800-335-9366
                  number

                  An exchange order cannot be cancelled or
                  changed once it has been placed
-----------------------------------------------------------------  -----------------------------------------------------------------
Setting up        For accounts with at least $5,000 worth of       Call 800-877-9700 for instructions
systematic        shares in them
withdrawals
                  Withdrawals must be at least $100
-----------------------------------------------------------------  -----------------------------------------------------------------
Redemption fee    There is no redemption fee for Acquiring
                  Fund shares
-----------------------------------------------------------------  -----------------------------------------------------------------

Internet Connection

     Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

     The site offers complete information on all NB funds, current performance data, as well as relevant news items, tax information, portfolio manager interviews, and related articles.

     As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions -- 24 hours a day.

REDEMPTION FEE

     There is no redemption fee for Acquiring Fund shares. If, however, you buy and then sell shares of Neuberger Berman International and Neuberger Berman Technology Funds or exchange them for shares of another fund in 180 days or less of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the NB funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

     Neuberger Berman Management uses a "first-in, first-out" method to determine how long you have held your NB fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

     We will not impose the redemption fee on a redemption or an exchange of:

     o shares acquired by reinvestment of dividends or other distribution of the funds;

     o    shares held in an account of certain qualified retirement plans; or

     o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

     Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place.

FUND STRUCTURE

     The Neuberger Fund uses a "multiple class" structure. Acquiring Fund offers one class of shares. This Prospectus/Proxy Statement relates solely to Acquiring Fund Investor Class shares.

                                   APPENDIX C

                     FINANCIAL HIGHLIGHTS FOR LIPPER FUND

           (TAKEN FROM THE LIPPER HIGH INCOME BOND FUND PROSPECTUS,
                             DATED APRIL 30, 2002)

     The financial highlights tables on the following pages are intended to help you understand Lipper Fund's financial performance for the period of Lipper Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in Lipper Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers, LLP, Lipper Fund's independent accountants, audited this information, and its report and Lipper Fund's financial statements are included in Lipper Fund's annual report, which is available upon request.

                                 PREMIER SHARES
                              ---------------------
                                 2001       2000       1999        1998        1997
                                FISCAL     FISCAL     FISCAL      FISCAL      FISCAL
                                 YEAR       YEAR       YEAR        YEAR        YEAR
                              ---------- ---------- ---------- ----------- -----------
Net Asset Value,
  Beginning of Period .......  $  8.90    $  9.22    $  9.57    $  10.11    $  10.18
                               -------    -------    -------    --------    --------
Income from Investment
  Operations:
  Net Investment
    Income* .................     0.69       0.75       0.74        0.84        0.91
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments .............     0.12      (0.33)     (0.35)      (0.48)       0.19
                               -------    -------    -------    --------    --------
    Total From
      Investment
      Operations ............     0.81       0.42       0.39        0.36        1.10
                               -------    -------    -------    --------    --------
Distributions:
  Net Investment Income......    (0.68)     (0.74)     (0.74)      (0.86)      (0.91)
  In Excess of Net
    Investment Income .......       --         --         --          --+         --
  Net Realized Gain .........       --         --         --       (0.04)      (0.26)
                               -------    -------    -------    --------    --------
    Total Distributions .....    (0.68)     (0.74)     (0.74)      (0.90)      (1.17)
                               -------    -------    -------    --------    --------
Net Asset Value, End of
  Period ....................  $  9.03    $  8.90    $  9.22    $   9.57    $  10.11
                               -------    -------    -------    --------    --------

                                   PREMIER SHARES
                               -----------------------
                                   2001        2000        1999        1998        1997
                                  FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                                   YEAR        YEAR        YEAR        YEAR        YEAR
                               ----------- ----------- ----------- ----------- -----------
Total Return# ................      9.27%       4.81%       4.20%       3.61%      11.22%
                                    ----        ----        ----        ----       -----
Ratios and Supplemental
  Data:
  Net Assets, End of
    Period (000's) ...........   $92,841     $60,269     $66,163     $85,662     $85,151
  Ratios After Expense
    Waiver and/or
    Reimbursement:
    Expenses to Average
      Net Assets .............      1.00%       1.00%       1.00%       1.00%       1.00%
    Net Investment
      Income to Average
      Net Assets .............      7.54%       8.15%       7.72%       8.50%       8.58%
  Ratios Before Expense
    Waiver and/or
    Reimbursement:
    Expenses to Average
      Net Assets .............      1.15%       1.18%       1.15%       1.15%       1.16%
    Net Investment
      Income to Average
      Net Assets .............      7.39%       7.97%       7.56%       8.35%       8.42%
  Portfolio Turnover Rate.....        85%         63%        103%        110%        105%

-------------
* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

FISCAL YEAR                                    WAIVER/REIMBURSEMENT (PER SHARE)
-----------                                    --------------------------------
2001 ........................................              $ 0.01
2000 ........................................              $ 0.01
1999 ........................................              $ 0.02
1998 ........................................              $ 0.01
1997 ........................................              $ 0.02

-------------
+   Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                  RETAIL SHARES
                              ----------------------
                                  2001       2000       1999        1998        1997
                                 FISCAL     FISCAL     FISCAL      FISCAL      FISCAL
                                  YEAR       YEAR       YEAR        YEAR        YEAR
                              ----------- ---------- ---------- ----------- -----------
Net Asset Value,
  Beginning of Period .......   $ 8.85     $ 9.21     $ 9.57     $ 10.11     $ 10.18
                                ------     ------     ------     -------     -------
Income from Investment
  Operations:
  Net Investment
    Income* .................     0.63       0.67       0.73        0.82        0.84
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments .............     0.11      (0.31)     (0.37)      (0.49)       0.23
                                ------     ------     ------     -------     -------
    Total From
      Investment
      Operations ............     0.74       0.36       0.36        0.33        1.07
                                ------     ------     ------     -------     -------
Distributions:
  Net Investment Income......    (0.65)     (0.72)     (0.72)      (0.83)      (0.88)
  In Excess of Net
    Investment Income .......       --         --         --          --+         --
  Net Realized Gain .........       --         --         --       (0.04)      (0.26)
                                ------     ------     ------     -------     -------
    Total Distributions .....    (0.65)     (0.72)     (0.72)      (0.87)      (1.14)
                                ------     ------     ------     -------     -------
Net Asset Value, End of
  Period ....................   $ 8.94     $ 8.85     $ 9.21     $  9.57     $ 10.11
                                ------     ------     ------     -------     -------
Total Return# ...............     8.61%      4.08%      3.84%       3.36%      10.97%
                                ------     ------     ------     -------     -------
Ratios and Supplemental
  Data:
  Net Assets, End of
    Period (000's) ..........   $22,664    $ 5,891    $ 6,187    $ 5,950     $ 4,697
  Ratios After Expense
    Waiver and/or
    Reimbursement:
    Expenses to Average
      Net Assets ............      1.25%      1.25%      1.25%       1.25%      1.25%
    Net Investment
      Income to Average
      Net Assets ............      6.94%      7.35%      7.48%       8.12%      8.31%

                                   RETAIL SHARES
                               ---------------------
                                  2001       2000       1999       1998       1997
                                 FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                  YEAR       YEAR       YEAR       YEAR       YEAR
                               ---------- ---------- ---------- ---------- ----------
  Ratios Before Expense
    Waiver and/or
    Reimbursement:
    Expenses to Average
      Net Assets .............     1.40%      1.43%      1.40%      1.40%      1.41%
    Net Investment
      Income to Average
      Net Assets .............     6.79%      7.17%      7.32%      7.97%      8.15%
  Portfolio Turnover Rate.....       85%        63%       103%       110%       105%

-------------
* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

FISCAL YEAR                                    WAIVER/REIMBURSEMENT (PER SHARE)
-----------                                    --------------------------------
2001 ........................................              $ 0.01
2000 ........................................              $ 0.01
1999 ........................................              $ 0.02
1998 ........................................              $ 0.01
1997 ........................................              $ 0.02

-------------
+   Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                  APPENDIX D
                             CAPITALIZATION TABLES

     The following table shows the capitalization of Neuberger Berman High Yield Bond Fund and Lipper High Income Bond Fund as of October 31, 2001 and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. If approved by shareholders, the Lipper High Income Bond Fund will first be reorganized into the newly organized shell series, Neuberger Berman High Income Bond Fund. Following that reorganization, the Neuberger Berman High Yield Bond Fund will be reorganized into the Neuberger Berman High Income Bond Fund.

                                        NEUBERGER
                                         BERMAN       LIPPER HIGH
                                       HIGH YIELD     INCOME BOND      PRO FORMA
                                        BOND FUND         FUND          COMBINED
                                      ------------   -------------   -------------
Net Assets (000) ..................     $ 16,209       $101,119        $117,314
Net Asset Value per share .........     $   6.86       $   8.93        $   8.93
Shares Outstanding (000) ..........        2,364         11,347          13,143

                                               (insert recycle logo) C0234 06/02

NEUBERGER  BERMAN  HIGH  YIELD  BOND  FUND                            TO VOTE BY  TOUCH-TONE  PHONE,
      Neuberger Berman Income Funds                   PLEASE CALL 1-888-221-0697 TOIL FREE.  TO VOTE BY INTERNET,
                                                                 VISIT OUR WEBSITE AT WWW.PROXYWEB.COM.




          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS AUGUST 7, 2002
    THIS  PROXY IS BEING  SOLICITED  ON  BEHALF  OF THE  BOARD  OF  TRUSTEES  OF
NEUBERGER  BERMAN  INCOME FUNDS.  The  undersigned  appoints as proxies  Richard
Russell, Frederic Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares in Neuberger Berman High
Yield Bond Fund ("Neuberger Fund") at the Special Meeting of Shareholders to be held on August 7, 2002, at 10:00 a.m. Eastern Time at the offices of Neuberger
Berman, LLC, 605 Third Avenue, 41St Floor, New York, New York 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.
    The shares  represented  by this proxy will be voted as  instructed.  UNLESS
INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE
"FOR' THE PROPOSAL SPECIFIED BELOW. THIS PROXY ALSO GRANTS  DISCRETIONARY  POWER
TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
    YOUR VOTE IS  IMPORTANT  NO MATTER HOW MANY  SHARES YOU OWN.  IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE. Date _____________ ______ 2002



                                                Date                   , 2002
                                                    -------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     Signature (owner, trustee, custodian, etc.)

                                     Please sign exactly as name appears hereon.
                                     If  shares  are  held in the  name of joint
                                     owners,       eath       should       sign.
                                     Attorneys-in-fact,               executors,
                                     administrators, etc. should so indicate. If
                                     shareholder    is    a    corporation    or
                                     partnership,  please sign in full corporate
                                     or partnership name by authonzed person.

                                                                              NB











     LABEL BELOW FOR MIS USE ONLY!                 MIS EDITS: # OF CHANGES___/___PRF 1 PRF 2____
     NEUBERGER BERMAN INCOME FUNDS
     NEUBERGER BERMAN HIGH YIELD BOND FUND         OK TO PRINT AS IS*____*By signing this form you are authorizing
     ORIGINAL 5-21-02 KD                           MIS to print this form in its current state.
     JOHN (NBHYBF)
     REVIEW #1 5/23/02 TD                          ---------------------------------------------------------------
     REVISION #1 6/4/02 TD                         SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
     REVIEW #2 6-14-02 KC
     REVISION #2 6-25-02 KD

            [OBJECT OMITTED]      PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /x/   [OBJECT OMITTED]
                                  PLEASE DO NOT USE FINE POINT PENS.



                      NEUBERGER BERMAN HIGH YIELD BOND FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

              PLEASE VOTE BY MARKING (X) THE APPROPRIATE BOX BELOW.

VOTE ON PROPOSAL
                                                                                            FOR   AGAINST    ABSTAIN
1.  To consider and act upon a proposal to approve a Plan of Reorganization  and             0       0           0
    Termination,  between  Neuberger Fund and Neuberger  Berman High Income Bond
    Fund("Acquiring   Fund"),   and  the  transactions   contemplated   thereby,
    including:  (a) the transfer of all assets of Neuberger Fund in exchange for shares of Acquiring Fund and the assumption of all  liabilities of Neuberger
    Fund by Acquiring  Fund;  (b) the  distribution  of Acquiring Fund shares so received by Neuberger Fund PRO RATA to  shareholders  of Neuberger Fund; and
    (C) the dissolution of Neuberger Fund.



YOUR VOTE IS  IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING
BY PHONE OR INTERNE  PLEASE SIGN AND DATE THIS PROXY ON REVERSE  SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.


 TO VOTE BY TOUCH -TONE PHONE, PLEASE CALL 1 -888-221-0697 TOLL FREE. TO VOTE BY INTERNET,
                     VISIT OUR WEBSITE AT WWW.PROXYWEB.COM.

[OBJECT OMITTED]                                                                    NB                [OBJECT OMITTED]

     LABEL BELOW FOR MIS USE ONLY!                                 MIS EDITS: # OF CHANGESJ_PRF 1 PRF 2
     NEUBERGER BERMAN INCOME FUNDS
     NEUBERGER BERMAN HIGH YIELD BOND FUND                         OK TO PRINT AS IS**By signing this form you are authorizing
     ORIGINAL 5-21-02 KD                                           MIS TO print this form in its current STATE.
     JOHN (NBHYBB)
     REVIEW #1 5/23/02 TD                                          -------------------------------------------------
     REVISION #1 6/4/02 TD                                         SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE
     REVIEW #2 6/6/02 TD
     REVIEW #3 6-14-02 KC
     REVISION #2 6-17-02 KD

              LIPPER HIGH INCOME BOND FUND                                        TO VOTE BY TOUCH-TONE PHONE,
                 The Lipper Funds, Inc.                           PLEASE CALL 1-888-221-0697 TOIL FREE. TO VOTE BY INTERNET,
                                                                             VISIT OUR WEBSITE AT WWW.PROXYWEB.COM.




          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS AUGUST 7, 2002
    THIS PROXY IS BEING  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE
LIPPER FUNDS, INC. The undersigned appoints as proxies Abraham Biderman,  Steven
Finkel and Lawrence Block, and each of them (with power of substitution), to vote all the undersigned's shares in Lipper High Income Bond Fund ("Lipper
Fund") at the Special Meeting of Shareholders to be held on August 7, 2002, at 10:00 am. Eastern Time at the offices of Lipper & Company, L.L.C. at 101 Park
Avenue, 6th Floor, New York, New York 101 78-0694,  and any adjournment  thereof
("Meeting"), with all the power the undersigned would have if personally present.
    The shares  represented  by this proxy will be voted as  instructed.  UNLESS
INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE
"FOR" THE PROPOSAL SPECIFIED BELOW. THIS PROXY ALSO GRANTS  DISCRETIONARY  POWER
TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
    YOUR VOTE IS  IMPORTANT  NO MATTER HOW MANY  SHARES YOU OWN.  IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.


                                           DATE _________________________ , 2002


                                     -------------------------------------------

                                     -------------------------------------------
                                     Signature (owner, trustee, custodian, etc.)

                                     Please sign exactly as name appears hereon.
                                     If  shares  are  held in the  name of joint
                                     owners,       each       should       sign.
                                     Attorneys-in-fact,               executors,
                                     administrators, etc. should so indicate. If
                                     shareholder    is    a    corporation    or
                                     partnership,  please sign in full corporate
                                     or partnership name by authorized person.

                                                                          LIPPER












     LABEL BELOW FOR MIS USE ONLY!           MIS EDITS: # OF CHANGES___/__PRF 1 ____PRF 2____
     THE LIPPER FUNDS, IN/
     LIPPER HIGH INCOME BOND FUND            OK TO PRINT AS IS*____*By signing this form you are authorizing
     ORIGINAL 5-21-02 KD                     MIS To print this form in its current state.
     JOHN (LIPPERF)
     RE VIEW #1 5/23/02 TD                   ---------------------------------------------------------------
     REVISION #1 6/4/02 TO                   SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE
     REVIEW #2 6/6/02 TO
     REVIEW #3 6/26/02 TD
     REVISION #2 6-26-02 KD

            [OBJECT OMITTED]      PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /x/   [OBJECT OMITTED]
                                  PLEASE DO NOT USE FINE POINT PENS.



                          LIPPER HIGH INCOME BOND FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

              PLEASE VOTE BY MARKING (X) THE APPROPRIATE BOX BELOW.

VOTE ON PROPOSAL
                                                                                            FOR    AGAINST   ABSTAIN
1.  To  consider  and act upon a proposal  to approve an  Agreement  and Plan of             0        0         0
    Conversion and  Termination,  between Lipper Fund and Neuberger  Berman High
    Income  Bond Fund  ("Acquiring  Fund"),  and the  transactions  contemplated thereby,  including:  (a) the  transfer  of all  assets  of  Lipper  Fund in exchange for shares of Acquiring Fund and the assumption of all  liabilities of Lipper Fund by Acquiring  Fund;  (b) the  distribution  of Acquiring Fund shares so received by Lipper Fund PRO RATA to  shareholders  of Lipper Fund;
    and (c) the dissolution of Lipper Fund.



YOUR VOTE IS  IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING
BY PHONE OR INTERNE  PLEASE SIGN AND DATE THIS PROXY ON REVERSE  SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.


 TO VOTE BY TOUCH -TONE PHONE, PLEASE CALL 1 -888-221-0697 TOLL FREE. TO VOTE BY INTERNET,
                     VISIT OUR WEBSITE AT WWW.PROXYWEB.COM.

[OBJECT OMITTED]                                                                    LIPPER                [OBJECT OMITTED]









     LABEL BELOW FOR MIS USE ONLY!                    MIS EDITS: # OF CHANGES___/___PRF 1 _PRF 2___
     THE LIPPER FUNDS, INC.
     LIPPER HIGH INCOME BOND FUND                     OK TO PRINT AS IS*___*By signing this form you are authorizing
     ORIGINAL 5-21-02 KD                              MIS to print this form in its current state.
     JOHN (LIPPERB)
     REVIEW #1 5/23/02 TD                             --------------------------------------------------------------
     REVISION #1 6/4/02 TD                            SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
     REVIEW #2 6/6/02 TO
     REVISION #2 6-14-02 KD
     REVISION #3 6-17-02 KD

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